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                                                                     EXHIBIT 4.4


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                   AMENDED AND RESTATED DECLARATION OF TRUST

                                      OF

                        ALLFIRST PREFERRED ASSET TRUST


                           Dated as of July 13, 1999



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                               TABLE OF CONTENTS
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                                   ARTICLE I


                        INTERPRETATION AND DEFINITIONS

Section 1.1    INTERPRETATION AND DEFINITIONS...........................     1

               Affiliate................................................     2
               Asset Property Trustee...................................     2
               Asset Trust..............................................     2
               Asset Trust Common Security..............................     2
               Common Security Certificate..............................     2
               Asset Trust Common Securities Holder.....................     2
               Asset Trust Enforcement Event............................     2
               Asset Trust Guarantee....................................     2
               Asset Trust Preferred Securities.........................     2
               Capital Trust Preferred Security Certificate.............     2
               Asset Trust Preferred Securities Holders.................     2
               Asset Trust Securities...................................     2
               Authorized Officer.......................................     2
               Book Value...............................................     3
               Business Day.............................................     3
               Business Trust Act.......................................     3
               Capital Account..........................................     3
               Capital Property Trustee.................................     3
               Capital Trust............................................     3
               Capital Trust Declaration................................     3
               Capital Trust Special Event..............................     3
               Certificate..............................................     3
               Certificate of Trust.....................................     3
               Closing Date.............................................     3
               Code.....................................................     3
               Commission...............................................     3
               Common Distribution Payment Date.........................     3
               Company..................................................     3
               Company Indemnified Person...............................     3
               Corporate Trust Office...................................     4
               Covered Person...........................................     4
               Debenture Event of Default...............................     4
               Debenture Issuer.........................................     4
               Debenture Special Event..................................     4
               Debentures...............................................     4
               Deferred Interest........................................     4
               Delaware Trustee.........................................     4
               Depositary...............................................     4
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               DTC......................................................     4
               Distribution.............................................     4
               Distribution Payment Date................................     4
               Distribution Period......................................     4
               Eligible Debt Securities.................................     4
               Eligible Institution.....................................     5
               Exchange Act.............................................     5
               Exchange Offer...........................................     5
               Extension Period.........................................     5
               FDIC.....................................................     5
               Fiduciary Indemnified Person.............................     5
               Fiscal Period............................................     5
               Fiscal Year..............................................     5
               Global Securities........................................     5
               Holder...................................................     5
               Indemnified Person.......................................     6
               Indenture................................................     6
               Independent Financial Adviser............................     6
               Initial Proceeds.........................................     6
               Initial Purchasers.......................................     6
               Institutional Accredited Investor........................     6
               Interest.................................................     6
               Investment Company Act...................................     6
               Legal Action.............................................     6
               List of Holders..........................................     6
               Majority in Liquidation Amount...........................     6
               Moody's..................................................     6
               Net Income...............................................     6
               Net Loss.................................................     6
               Offering Memorandum......................................     7
               Officers' Certificate....................................     7
               Paying Agent.............................................     7
               Person...................................................     7
               Property Account.........................................     7
               Pro Rata.................................................     7
               Qualified Institutional Buyer............................     7
               QIB......................................................     7
               Quorum...................................................     8
               Redemption Notice........................................     8
               Redemption Price.........................................     8
               Registration Rights Agreement............................     8
               Regulation S.............................................     8
               Regulatory Approval......................................     8
               Related Party............................................     8
               Resale Restriction Termination Date......................     8
               Responsible Officer......................................     8
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               Restricted Global Security...............................     8
               Restricted Securities Legend.............................     8
               Restricted Security......................................     8
               Rule 144A................................................     8
               Rule 3a-5................................................     8
               S&P......................................................     8
               Securities Act...........................................     8
               Security Register........................................     9
               Security Registrar.......................................     9
               Series A Asset Trust Guarantee...........................     9
               Series A Asset Trust Preferred Securities................     9
               Series A Capital Trust Guarantee.........................     9
               Series A Capital Trust Preferred Securities..............     9
               Series A Debentures......................................     9
               Series B Asset Trust Preferred Guarantee.................     9
               Series B Asset Trust Preferred Securities................     9
               Series B Capital Trust Guarantee.........................     9
               Series B Capital Trust Preferred Securities..............     9
               Series B Debentures......................................     9
               Sponsor..................................................     9
               Successor Delaware Trustee...............................     9
               Successor Entity.........................................    10
               Successor Property Trustee...............................    10
               Successor Securities.....................................    10
               Super Majority...........................................    10
               Tax Matters Partner......................................    10
               10% in Liquidation Amount................................    10
               Treasury Regulations.....................................    10
               Trust Administrator......................................    10
               Trustees' Authorization Certificate......................    10
               Trustee..................................................    10
               Trustees.................................................    10
               Trust Indenture Act......................................    10

                                  ARTICLE II

                              TRUST INDENTURE ACT

Section 2.1    TRUST INDENTURE ACT; APPLICATION.........................    11
Section 2.2    LISTS OF HOLDERS OF SECURITIES...........................    11
Section 2.3    REPORTS BY THE ASSET PROPERTY TRUSTEE....................    11
Section 2.4    PERIODIC REPORTS TO THE ASSET PROPERTY TRUSTEE...........    12
Section 2.5    EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.........    12
Section 2.6    ASSET TRUST ENFORCEMENT EVENTS; WAIVER...................    12
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Section 2.7    ASSET TRUST ENFORCEMENT EVENT; NOTICE.............................    13

                                  ARTICLE III

                                 ORGANIZATION

Section 3.1    NAME AND ORGANIZATION.............................................    13
Section 3.2    OFFICE............................................................    13
Section 3.3    PURPOSES OF THE ASSET TRUST.......................................    14
Section 3.4    AUTHORITY.........................................................    14
Section 3.5    TITLE TO PROPERTY OF THE TRUST....................................    15
Section 3.6    POWERS AND DUTIES OF THE TRUST ADMINISTRATORS.....................    15
Section 3.7    PROHIBITION OF ACTIONS BY THE ASSET TRUST AND THE TRUSTEES........    18
Section 3.8    POWERS AND DUTIES OF THE ASSET PROPERTY TRUSTEE...................    18
Section 3.9    CERTAIN DUTIES AND RESPONSIBILITIES OF THE ASSET PROPERTY TRUSTEE.    20
Section 3.10   CERTAIN RIGHTS OF ASSET PROPERTY TRUSTEE..........................    21
Section 3.11   DELAWARE TRUSTEE..................................................    24
Section 3.12   EXECUTION OF DOCUMENTS............................................    24
Section 3.13   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF ASSET TRUST SECURITIES    24
Section 3.14   DURATION OF ASSET TRUST...........................................    24
Section 3.15   MERGERS...........................................................    25
Section 3.16   ASSET PROPERTY TRUSTEE MAY FILE PROOFS OF CLAIM...................    26

                                  ARTICLE IV

                                    SPONSOR

Section 4.1    RESPONSIBILITIES OF THE SPONSOR...................................    27
Section 4.2    COMPENSATION, INDEMNIFICATION AND EXPENSES OF THE TRUSTEES........    28

                                   ARTICLE V

                     ASSET TRUST COMMON SECURITIES HOLDER

Section 5.1    COMPANY'S PURCHASES OF TRUST COMMON SECURITIES....................    29
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Section 5.2    COVENANTS OF THE ASSET TRUST COMMON SECURITIES HOLDER................     29
Section 5.3    TRANSFER OF ASSET TRUST COMMON SECURITIES............................     29

                                  ARTICLE VI

                                   TRUSTEES

Section 6.1    NUMBER OF TRUSTEES...................................................     30
Section 6.2    DELAWARE TRUSTEE.....................................................     30
Section 6.3    ASSET PROPERTY TRUSTEE; ELIGIBILITY..................................     30
Section 6.4    QUALIFICATIONS OF TRUST ADMINISTRATORS AND DELAWARE TRUSTEE GENERALLY     31
Section 6.5    INITIAL TRUST ADMINISTRATORS.........................................     31
Section 6.6    DELAWARE TRUSTEE.....................................................     32
Section 6.7    APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.....................     32
Section 6.8    VACANCIES AMONG TRUSTEES.............................................     34
Section 6.9    EFFECT OF VACANCIES..................................................     34
Section 6.10   MEETINGS.............................................................     34
Section 6.11   DELEGATION OF POWER..................................................     34
Section 6.12   MERGER, CONVERSION, CONSOLIDATION OR  SUCCESSION TO BUSINESS.........     35

                                  ARTICLE VII

                                THE SECURITIES

Section 7.1    GENERAL PROVISIONS REGARDING SECURITIES..............................     35
Section 7.2    DISTRIBUTIONS ON ASSET TRUST SECURITIES..............................     37
Section 7.3    REDEMPTION OF ASSET TRUST PREFERRED SECURITIES.......................     40
Section 7.4    REDEMPTION PROCEDURES................................................     40
Section 7.5    VOTING RIGHTS OF ASSET TRUST PREFERRED SECURITIES....................     42
Section 7.6    VOTING RIGHTS OF TRUST COMMON SECURITIES.............................     44
Section 7.7    PAYING AGENT.........................................................     44
Section 7.8    TRANSFER OF SECURITIES...............................................     45
Section 7.9    MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES....................     46
Section 7.10   DEEMED SECURITY HOLDERS..............................................     46
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Section 7.11   GLOBAL SECURITIES....................................................     46
Section 7.12   RESTRICTIVE LEGEND...................................................     49
Section 7.13   SPECIAL TRANSFER PROVISIONS..........................................     52
Section 7.14   CUSIP NUMBERS........................................................     52

                                 ARTICLE VIII

                     CAPITAL CONTRIBUTIONS; REPRESENTATION
                      OF ASSET TRUST PREFERRED SECURITIES
                      HOLDERS' INTEREST; CAPITAL ACCOUNTS

Section 8.1    CAPITAL CONTRIBUTIONS................................................     53
Section 8.2    ASSET TRUST PREFERRED SECURITIES HOLDERS' INTEREST REPRESENTED BY
               ASSET TRUST PREFERRED SECURITIES.....................................     53
Section 8.3    CAPITAL ACCOUNTS.....................................................     53
Section 8.4    INTEREST ON CAPITAL CONTRIBUTIONS....................................     54
Section 8.5    WITHDRAWAL AND RETURN OF CAPITAL CONTRIBUTIONS.......................     54

                                  ARTICLE IX

                                  ALLOCATIONS

Section 9.1    PROFITS AND LOSSES...................................................     54
Section 9.2    SPECIAL ALLOCATIONS..................................................     55
Section 9.3    WITHHOLDING..........................................................     56

                                   ARTICLE X

                            ASSET TRUST INVESTMENTS

Section 10.1   INITIAL ASSET TRUST INVESTMENTS......................................     57
Section 10.2   REINVESTMENT OF PAYMENTS RECEIVED BY THE ASSET TRUST.................     57

                                  ARTICLE XI

                   DISSOLUTION AND TERMINATION OF ASSET TRUST

Section 11.1   DISSOLUTION AND TERMINATION OF ASSET TRUST...........................   58
Section 11.2   LIQUIDATION DISTRIBUTION UPON TERMINATION AND DISSOLUTION OF THE
               ASSET TRUST..........................................................   58
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                                  ARTICLE XII

                      LIMITATION OF LIABILITY OF HOLDERS

                       OF SECURITIES, TRUSTEES OR OTHERS

Section 12.1   LIABILITY................................................     59
Section 12.2   EXCULPATION..............................................     59
Section 12.3   FIDUCIARY DUTY...........................................     60
Section 12.4   INDEMNIFICATION..........................................     61
Section 12.5   OUTSIDE BUSINESSES.......................................     63

                                  ARTICLE XIII

                                   ACCOUNTING

Section 13.1   FISCAL YEAR..............................................     64
Section 13.2   CERTAIN ACCOUNTING MATTERS...............................     64
Section 13.3   BANKING..................................................     65

                                  ARTICLE XIV

                            AMENDMENTS AND MEETINGS

Section 14.1   AMENDMENTS...............................................     65
Section 14.2   MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY
               WRITTEN CONSENT..........................................     67

                                   ARTICLE XV

                   REPRESENTATIONS OF ASSET PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

Section 15.1   REPRESENTATIONS AND WARRANTIES OF THE ASSET PROPERTY
               TRUSTEE..................................................     69
Section 15.2   REPRESENTATIONS AND WARRANTIES OF THE DELAWARE TRUSTEE...     70
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                                  ARTICLE XVI

                                 MISCELLANEOUS

Section 16.1   NOTICES...................................................    70
Section 16.2   GOVERNING LAW.............................................    71
Section 16.3   [Intentionally Omitted]...................................    72
Section 16.4   HEADINGS..................................................    72
Section 16.5   SUCCESSORS AND ASSIGNS....................................    72
Section 16.6   PARTIAL ENFORCEABILITY....................................    72
Section 16.7   COUNTERPARTS..............................................    72
Section 16.8   UNDERTAKING FOR COSTS.....................................    72
Section 16.9   TAX MATTERS...............................................    73
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                                  Attachments
                                  -----------

Schedule 1

Exhibit A-1    FORM OF TRUST PREFERRED SECURITY CERTIFICATE

Exhibit A-2    FORM OF TRUST COMMON SECURITY CERTIFICATE

Annex 1        Investment Guidelines

                                     -ix-
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                   AMENDED AND RESTATED DECLARATION OF TRUST

     THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated as of July 13, 1999 among FIRST MARYLAND BANCORP, a Maryland corporation, as Sponsor, David M. Cronin and Robert F. Ray, as the initial Trust Administrators, THE BANK OF NEW YORK, a New York banking corporation, as the initial Asset Property Trustee and THE BANK OF NEW YORK (DELAWARE) as the initial Delaware Trustee, not in their individual capacities but solely as Trustees, and the holders, from time to time, of undivided beneficial ownership interests in the assets of the trust to be issued pursuant to this Declaration.

     WHEREAS, certain of the Trustees and the Sponsor established Allfirst Preferred Asset Trust (the "Asset Trust"), a business trust under the Business Trust Act (as defined, together with other capitalized terms, herein) pursuant to a Declaration of Trust dated as of June 29, 1999 (the "Original Declaration") and a Certificate of Trust (the "Certificate of Trust") filed with the Secretary of State of the State of Delaware on June 29, 1999; and

     WHEREAS, the sole purposes of the Asset Trust shall be to issue and sell certain securities representing undivided beneficial ownership interests in the assets of the Asset Trust, to invest the proceeds from such sales in the Series A Debentures and in Eligible Debt Securities, and to engage in only those activities necessary or incidental thereto; and

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

     NOW, THEREFORE, it being the intention of the parties hereto that the Asset Trust continue as a business trust under the Business Trust Act, the Trustees hereby declare that all assets contributed to the Asset Trust be held in trust for the benefit of the Holders, from time to time, of the Asset Trust Securities representing undivided beneficial ownership interests in the assets of the Asset Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I
                        INTERPRETATION AND DEFINITIONS

Section 1.1    INTERPRETATION AND DEFINITIONS.

     Unless the context otherwise requires:

     (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections are to Articles and Sections of this Declaration unless otherwise specified;

     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     (f) a reference to the singular includes the plural and vice versa and a reference to any masculine form of a term shall include the feminine form of a term, as applicable.

     "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "Asset Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3(a).

     "Asset Trust" means Allfirst Preferred Asset Trust, a Delaware statutory business trust.

     "Asset Trust Common Security"" has the meaning specified in Section 7.1(a).

     "Asset Trust Common Security Certificate" means a definitive certificate in fully registered form representing an Asset Trust Common Security.

     "Asset Trust Common Securities Holder" means the Company, or any wholly-owned, direct or indirect subsidiary of the Company, in its capacity as purchaser and holder of all of the Asset Trust Common Securities issued or to be issued by the Asset Trust.

     "Asset Trust Enforcement Event" means the occurrence of one or more of the following events: (i) a default by the Company in respect of any of its obligations under the Asset Trust Preferred Guarantee or (ii) a Debenture Event of Default.

     "Asset Trust Preferred Guarantee" means, collectively, the Series A Asset Trust Preferred Guarantee and the Series B Asset Trust Preferred Guarantee.

     "Asset Trust Preferred Securities" means, collectively, the Series A Asset Trust Preferred Securities and the Series B Asset Trust Preferred Securities.

     "Asset Trust Preferred Security Certificate" means a definitive certificate in fully registered form representing a Asset Trust Preferred Security.

     "Asset Trust Preferred Securities Holders" means the holders of all of the Asset Trust Preferred Securities issued or to be issued by the Asset Trust.

     "Asset Trust Securities" means, collectively, the Asset Trust Common Securities and the Asset Trust Preferred Securities.

     "Authorized Officer" of a Person means the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of such Person.

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     "Book Value" means, with respect to any assets of Asset Trust held by the
Asset Property Trustee, the purchase price of any such asset.

     "Business Day" means any day other than a day on which banking institutions in The City of New York or The City of Baltimore, Maryland are authorized or required to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

     "Capital Account" has the meaning set forth in Section 8.3(a) of this Declaration.

     "Capital Property Trustee" has the meaning specified in the Capital Trust Declaration.

     "Capital Trust" means Allfirst Preferred Capital Trust, a Delaware statutory business trust.

     "Capital Trust Declaration" means the Amended and Restated Declaration of Trust of Allfirst Preferred Capital Trust to be dated as of July 13, 1999, as amended, modified or supplemented from time to time.

     "Capital Trust Special Event" has the meaning set forth in the Capital Trust Declaration.

     "Certificate" means an Asset Trust Common Security Certificate or an Asset Trust Preferred Security Certificate.

     "Certificate of Trust" has the meaning specified in the recitals hereto.

     "Closing Date" means July 13, 1999 and such subsequent date or dates on which the Series A Capital Trust Preferred Securities are issued and sold which subsequent Closing Date shall in no event occur after August 8, 1998.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

     "Commission" means the Securities and Exchange Commission.

     "Common Distribution Funds" has the meaning specified in Section 7.2(e).

     "Common Distribution Payment Date" means December 20 of each year, commencing December 20, 1999.

     "Company" means First Maryland Bancorp, a Maryland corporation.

     "Company Indemnified Person" means (a) any Trust Administrator; (b) any Affiliate of any Trust Administrator; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trust Administrator or any Affiliate thereof; or (d) any officer,

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director, shareholder, member, partner, employee, representative or agent of the
Asset Trust or its Affiliates.

     "Corporate Trust Office" means the office of the Asset Property Trustee at which the corporate trust business of the Asset Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 101 Barclay Street, Floor 21 West, New York, New York 10286. Attention: Corporate Trust Administration.

     "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Asset Trust or (ii) any of its Affiliates; and (b) any Holder of Asset Trust Securities.

     "Debenture Event of Default" means an Event of Default (as defined in the Indenture) with respect to the Debentures.

     "Debenture Issuer" means First Maryland Bancorp in its capacity as issuer, in one or more issuances, of the Debentures under the Indenture.

     "Debenture Special Event"" has the meaning specified in the Indenture.

     "Debentures" means, collectively, the Series A Debentures and the Series B Debentures.

     "Deferred Interest" has the meaning specified in the Indenture.

     "Delaware Trustee" has the meaning set forth in Section 6.2.

     "Depositary" means, with respect to Asset Trust Preferred Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Asset Trust Preferred Securities.

     "DTC" means The Depository Trust Company, the initial Depositary.

     "Distribution" means a distribution payable to Holders of Asset Trust Preferred Securities in accordance with Section 7.2.

     "Distribution Payment Date" means, collectively, a Preferred Distribution Payment Date and Common Distribution Payment Date.

     "Distribution Period" means, with respect to any Distribution Payment Date, the period from and including the immediately preceding Distribution Payment Date to but excluding such Distribution Payment Date, or in the case of the initial Distribution Period, the period from the Closing Date to but excluding the initial Distribution Payment Date.

     "Eligible Common Distribution Funds" has the meaning specified in Section 7.2(e).

     "Eligible Debt Securities" means cash or book-entry securities, negotiable instruments, or other securities of entities not affiliated with the Company represented by instruments in registered form which evidence any of the following: (a) any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing; or (b) certificates of deposit which are fully insured by the FDIC, in no case having a maturity greater than nine months.

     "Eligible Institution" means a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (1)(i) which has either (A) a long-term unsecured debt rating of AA or better by S&P and Aa or better by Moody's or (B) a short-term unsecured debt rating or a certificate of deposit rating of A-1+ or better by S&P and P-1 or better by Moody's and (ii) whose deposits are insured by the FDIC or (2)(i) the parent of which has a long-term or short-term unsecured debt rating which signifies investment grade and
(ii) whose deposits are insured by the FDIC.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Exchange Offer" means the offer that may be made pursuant to the Registration Rights Agreement (i) by the Capital Trust to exchange Series B Capital Trust Preferred Securities for Series A Capital Trust Preferred Securities, (ii) by the Asset Trust to exchange Series B Asset Trust Preferred Securities for Series A Asset Trust Preferred Securities, and (iii) by the Company, as Debenture Issuer, to exchange Series B Debentures for Series A Debentures and to execute the Series B Capital Trust Guarantee in respect of the Series B Capital Trust Preferred Securities and the Capital Trust Common Securities and the Series B Asset Trust Guarantee in respect of the Series B Asset Trust Preferred Securities and the Asset Trust Common Securities.

     "Extension Period" has the meaning set forth in the Indenture.

     "FDIC" means the Federal Deposit Insurance Corporation or any successor thereto.

     "Fiduciary Indemnified Person" has the meaning set forth in Section
12.4(b).

     "Fiscal Period" means each calendar quarter.

     "Fiscal Year" has the meaning set forth in Section 13.1.

     "Global Securities" has the meaning set forth in Section 7.11.

     "Holder" means a Person in whose name a Certificate representing a Asset Trust Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act; provided, however, that in determining whether the Holders of the requisite liquidation amount of Asset Trust Preferred Securities have voted on any matter provided for in this Declaration, then for the purpose of such determination only (and not for any other purpose hereunder), if the Asset Trust Preferred Securities remain in the form of one or more Global Securities, the term "Holders" shall mean the holder of the Global Security acting at the direction of the beneficial owners of the Asset Trust Preferred Securities.

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     "Indemnified Person" means a Company Indemnified Person or a Fiduciary
Indemnified Person.

     "Indenture" means the Indenture between the Company, as Debenture Issuer, and The Bank of New York, as Indenture Trustee, dated as of July 13, 1999, and any indenture supplement thereto.

     "Independent Financial Adviser" shall mean a nationally recognized accounting firm, bank or investment banking firm which shall be designated by the Company and which firm does not (and whose directors, officers, employees and affiliates do not) have a direct or indirect material equity interest in the Company or any of its subsidiaries.

     "Initial Proceeds" means the aggregate proceeds received by the Asset Trust from the sale of the Series A Asset Trust Preferred Securities and the Asset Trust Common Securities.

     "Initial Purchaser" means Lehman Brothers Inc.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as the term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     "Interest" means the entire ownership interest of a Holder of Asset Trust Securities in the Asset Trust at any particular time, including, without limitation, its interest in the capital, profits, and losses of, and distributions from, the Asset Trust.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Legal Action" has the meaning set forth in Section 3.6(f).

     "List of Holders" has the meaning specified in Section 2.2(a).

     "Majority in Liquidation Amount" means, except as provided in the terms of the Asset Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Asset Trust Securities, voting together as a single class, or, as the context may require, Holders of outstanding Asset Trust Preferred Securities or Holders of outstanding Asset Trust Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount of all outstanding Asset Trust Securities of the relevant class.

     "Moody's"' means Moody's Investors Service, Inc.  or any successor thereto.

     "Net Income" and "Net Loss," respectively, for any Fiscal Period mean the income and loss, respectively, of the Asset Trust for such Fiscal Period as determined in accordance with the method of accounting followed by the Asset Trust for United States Federal income tax purposes, including, for all purposes, the net income, if any, from the Debentures, Eligible Debt Securities and any income exempt from tax and any noncapital, nondeductible expenditures of the Asset Trust which are described in the Code.

     "Offering Memorandum" means the Capital Trust's offering memorandum used in connection with offers and sales of the Series A Capital Trust Preferred Securities.

     "Officers' Certificate"' means, with respect to any Person (other than Trust Administrators who are natural persons), a certificate signed by two Authorized Officers of such Person on behalf of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer and on behalf of such Person, such condition or covenant has been complied with;

provided, that the term "Officers' Certificate", when used with reference to Trust Administrators who are natural persons shall mean a certificate signed by two of the Trust Administrators which otherwise satisfies the foregoing requirements.

     "Paying Agent" has the meaning specified in Section 7.7.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof or any other entity of whatever nature.

     "Preferred Distribution Funds" has the meaning specified in Section 7.2(d).

     "Property Account" has the meaning specified in Section 3.8(c)(i).

     "Pro Rata" means, in reference to any distributions on or redemptions of Asset Trust Securities or the distribution of Asset Trust Preferred Securities or any other payment with respect to Asset Trust Preferred Securities in connection with a liquidation of the Asset Trust, pro rata to each Holder of Asset Trust Preferred Securities according to the aggregate liquidation amount of the Asset Trust Preferred Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Asset Trust Preferred Securities outstanding.

     "Qualified Institutional Buyer" or "QIB" has the meaning specified in Rule 144A under the Securities Act.

     "Quorum" means a majority of the Trust Administrators or, if there are only two Trust Administrators, both of them.

     "Redemption Notice" has the meaning specified in Section 7.4(a).

     "Redemption Price" has the meaning specified in Section 7.3(b).

     "Registration Rights Agreement" means, the Registration Rights Agreement dated as of July 9, 1999, among the Company, the Capital Trust, the Asset Trust and the Initial Purchaser for the benefit of themselves and the Holders of the Capital Trust Preferred Securities as the same may be amended from time to time in accordance with the terms thereof.

     "Regulation S" means Regulation S under the Securities Act and any successor regulation thereto.

     "Regulatory Approval" has the meaning set forth in the Indenture.

     "Related Party" means, with respect to the Sponsor, any direct or wholly owned subsidiary of the Sponsor or any Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Resale Restriction Termination Date" has the meaning specified in Section 7.12(a).

     "Responsible Officer" means, with respect to the Asset Property Trustee, any officer within the Corporate Trust Office of the Asset Property Trustee, including any vice-president, any assistant vice-president, any assistant secretary, any assistant treasurer or other officer of the Corporate Trust Office of the Asset Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Restricted Global Security" means any Global Security evidencing Asset Trust Securities that are to be sold pursuant to Rule 144A or Regulation S.

     "Restricted Securities Legend"" has the meaning specified in Section
7.12(a).

     "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act.

     "Rule 144A" means Rule 144A under the Securities Act or any successor rule thereunder.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act or any successor rule thereunder.

     "S&P" means Standard & Poor's Ratings Services or any successor thereof.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "Security Register" has the meaning specified in Section 7.8(a).

     "Security Registrar" has the meaning specified in Section 7.8(a).

     "Series A Asset Trust Preferred Guarantee" means the Series A Asset Trust Preferred Guarantee Agreement, dated as of July 13, 1999, entered into by the Company as guarantor, for the benefit of the Holders of the Series A Asset Trust Preferred Securities.

     "Series A Asset Trust Preferred Securities"  has the meaning set forth in
Section 7.1(a).

     "Series A Capital Trust Guarantee" means the Series A Capital Trust Guarantee Agreement, dated as of July 13, 1999, entered into by the Company as guarantor, for the benefit of the holders of the Series A Capital Trust Preferred Securities and the Holders of the Capital Trust Common Securities.

     "Series A Capital Trust Preferred Securities" has the meaning set forth in the Capital Trust Declaration.

     "Series A Debentures" means, the floating rate junior subordinated debentures due July 15, 2029, Series A, issued by the Debenture Issuer under the Indenture and to be held by the Asset Property Trustee of the Asset Trust for the benefit of the Holders of the Asset Trust Preferred Securities until exchanged for the Series B Debentures in connection with the Exchange Offer.

     "Series B Asset Trust Preferred Guarantee" means the Series B Asset Trust Preferred Guarantee Agreement, dated as of July 13, 1999, to be entered into by the Company as guarantor, upon consummation of the Exchange Offer, for the benefit of the Holders of the Series B Asset Trust Preferred Securities.

     "Series B Asset Trust Preferred Securities" " has the meaning set forth in
Section 7.1(a).

     "Series B Capital Trust Guarantee" means the Series B Capital Trust Guarantee Agreement, dated as of July 13, 1999, to be entered into by the Company as guarantor, upon consummation of the Exchange Offer, for the benefit of the holders of the Series B Capital Trust Preferred Securities and the Capital Trust Common Securities.

     "Series B Capital Trust Preferred Securities" has the meaning set forth in the Capital Trust Declaration.

     "Series B Debentures" means the floating rate junior subordinated debentures due July 15, 2029, Series B, issued by the Debenture Issuer under the Indenture and exchanged for the Series A Debentures upon consummation of the Exchange Offer.

     "Sponsor" means the Company or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Asset Trust.

     "Successor Delaware Trustee" has the meaning specified in Section
6.7(b)(ii).

     "Successor Entity" has the meaning specified in Section 3.15(b)(i).

     "Successor Property Trustee" has the meaning specified in Section
6.7(b)(i).

     "Successor Securities" has the meaning specified in Section 3.15(b)(i)(B).

     "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

     "Tax Amount" has the meaning specified in Section 7.2(e)(iv).

     "Tax Matters Partner" means the Asset Trust Common Securities Holder designated as such in Section 16.9 of this Declaration.

     "10% in Liquidation Amount" means, except as provided in the terms of the Asset Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Asset Trust Securities, voting together as a single class, or, as the context may require, Holders of outstanding Asset Trust Preferred Securities or Holders of outstanding Asset Trust Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount of all outstanding Asset Trust Securities of the relevant class.

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trust Administrator" means any officer or employee of or any individual who is affiliated with the Company who serves as an administrator of the Asset Trust.

     "Trust Administrator's Authorization Certificate"' means a written certificate signed by two of the Trust Administrators for the purpose of establishing the terms and form of the Asset Trust Preferred Securities and the Asset Trust Common Securities in accordance with the terms of this Declaration.

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a Trust Administrator or trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees or as Trust Administrators hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                                  ARTICLE II
                              TRUST INDENTURE ACT

     Section 2.1   TRUST INDENTURE ACT; APPLICATION.

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Asset Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     Section 2.2   LISTS OF HOLDERS OF SECURITIES.

     (a) Each of the Sponsor and the Trust Administrators on behalf of the Trust shall provide the Asset Property Trustee with a list, in such form as the Asset Property Trustee may reasonably require, of the names and addresses of the Holders of the Asset Trust Securities ("List of Holders"), (i) not later than June 30 and December 31 of each year, commencing December 31, 1999, and current as of such date, and (ii) at any other time, within 30 days of receipt by the Asset Trust of a written request from the Asset Property Trustee for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Asset Property Trustee; provided that neither the Sponsor nor the Trust Administrators on behalf of the Asset Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Asset Property Trustee by the Sponsor and the Trust Administrators on behalf of the Asset Trust. The Asset Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Asset Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Asset Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

     Section 2.3   REPORTS BY THE ASSET PROPERTY TRUSTEE.

     Within 60 days after May 15 of each year (commencing in the year following the issuance of the Asset Trust Preferred Securities), the Asset Property Trustee shall provide to the Holders of the Trust Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Asset Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

     Section 2.4   PERIODIC REPORTS TO THE ASSET PROPERTY TRUSTEE.

     Each of the Sponsor and the Trust Administrators on behalf of the Asset Trust shall provide to the Asset Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and, on January 15 of each year, commencing January 15, 2000, the compliance certificate required by Section 314 of the Trust Indenture Act in the form and in the manner required by Section 314 of the Trust Indenture Act.

     Section 2.5   EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

     Each of the Sponsor and the Trust Administrators on behalf of the Asset Trust shall provide to the Asset Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) may be given in the form of an Officers' Certificate.

     Section 2.6   ASSET TRUST ENFORCEMENT EVENTS; WAIVER.

     (a) The Holders of a Majority in Liquidation Amount of Asset Trust Preferred Securities may, by vote or written consent, on behalf of the Holders of all of the Asset Trust Preferred Securities, waive any past Asset Trust Enforcement Event with respect to the Asset Trust Preferred Securities and its consequences; provided, that if the underlying event of default or event of
              --------
default:

               (i) is not waivable under the Asset Trust Preferred Guarantee, the Debentures or the Indenture, the Asset Trust Enforcement Event shall also not be waivable; or

               (ii) requires the consent or vote of the Holders of greater than a majority in aggregate liquidation amount of the Asset Trust Preferred Securities or Capital Trust Preferred Securities, as the case may be, or aggregate principal amount of the Debenture (a "Super Majority") to be waived, the Asset Trust Enforcement Event may only be waived on behalf of the Holders of Asset Trust Preferred Securities by the vote of the Holders of the relevant Super Majority in liquidation preference of the Asset Trust Preferred Securities.

          The foregoing provisions of this Section 2.6(a) shall be in lieu of
     Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Asset Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Asset Trust Enforcement Event shall cease to exist, and shall be deemed to have been cured, for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other Asset Trust Enforcement Event or impair any right consequent thereon. Any waiver by the Holders of the Asset Trust Preferred Securities of an Asset Trust Enforcement Event with respect to the Asset Trust Preferred Securities shall also be deemed to constitute a waiver by the Asset Trust Common Securities Holder of any such Asset Trust Enforcement Event with respect to the Asset Trust Common Securities for all purposes of this Declaration without any further act, vote, or consent of Asset Trust Common Securities Holder.

     (b) A waiver of a Debenture Event of Default by the Asset Property Trustee, acting at the direction of the holders of a majority in liquidation preference of Capital Trust Preferred Securities (or, if Asset Trust Preferred Securities have been distributed to holders of the Capital Trust Preferred Securities as a result of a Capital Trust Special Event, Asset Trust Preferred Securities), constitutes a waiver of the corresponding Asset Trust Enforcement Event. The foregoing provisions of this Section 2.6(b) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Asset Trust Securities, as permitted by the Trust Indenture Act.

     Section 2.7   ASSET TRUST ENFORCEMENT EVENT; NOTICE.

     The Asset Property Trustee shall, within 90 days after the occurrence of a Asset Trust Enforcement Event, transmit by mail, first class postage prepaid, to the Holders of the Asset Trust Securities, notices of all defaults with respect to the Asset Trust Securities actually known to a Responsible Officer of the Asset Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7 being hereby defined to be defaults as defined in the Asset Trust Preferred Guarantee or the Debentures, not including any grace periods provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Asset Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Asset Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Asset Trust Securities.


                                  ARTICLE III
                                 ORGANIZATION

     Section 3.1   NAME AND ORGANIZATION.

     The Trust hereby continued is named "Allfirst Preferred Asset Trust" as such name may be modified from time to time by the Trust Administrators following written notice to the Holders of Asset Trust Securities. The Asset Trust's activities may be conducted under the name of the Asset Trust or any other name deemed advisable by the Trust Administrators.

     Section 3.2   OFFICE.

     The address of the principal executive office of the Trust is c/o First Maryland Bancorp, 25 South Charles Street, Baltimore, Maryland 21201, Attn:
General Counsel. On ten (10) Business Days' written notice to the Holders of Asset Trust Securities, the Trust Administrators may designate another principal office.

     Section 3.3   PURPOSES OF THE ASSET TRUST.

     The purposes of the Asset Trust are:

     (a) to issue preferred interests in the Asset Trust in the form of Asset Trust Preferred Securities;

     (b) to issue common interests in the Asset Trust in the form of the Asset Trust Common Securities;

     (c) to use approximately 95% of the Initial Proceeds to purchase, as an investment, the Series A Debentures;

     (d) to invest, at all times, an amount equal to at least 5% of the Initial Proceeds in Eligible Debt Securities;

     (e) to receive interest and other payments on the Debentures and the Eligible Debt Securities held by the Asset Trust from time to time;

     (f) to make distributions on the Asset Trust Preferred Securities and distributions on the Asset Trust Common Securities pursuant to the terms of this Declaration;

     (g) subject to the restrictions and conditions contained in this Declaration, to make additional investments in Eligible Debt Securities with cash from the interest and other payments received on the Debentures and Eligible Debt Securities to the extent not distributed to Holders of the Asset Trust Securities in accordance with this Declaration;

     (h) to execute, enter into and deliver one or more registration rights agreements, including the Registration Rights Agreement; and perform its obligations thereunder; and

     (i) except as otherwise limited herein, to enter into, make and perform all contracts and other undertakings, and engage in those activities and transactions reasonably necessary or advisable for the carrying out of the foregoing purposes of the Asset Trust.

The Asset Trust may not engage in any other activities or operations except as contemplated by this section.

     Section 3.4   AUTHORITY.

     Subject to the limitations provided in this Declaration, the Trustees shall carry out the purposes of the Asset Trust. An action taken by the Trust Administrators in accordance with their powers shall constitute the act of and serve to bind the Asset Trust and an action taken by the Asset Property Trustee on behalf of the Asset Trust in accordance with its powers shall constitute the act of and serve to bind the Asset Trust. In dealing with the Trustees acting on behalf of the Asset Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Asset Trust. Persons dealing with the Asset Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. Notwithstanding anything herein, it is the intent of the parties hereto that the Trust Administrators shall not be fiduciaries with respect to the Asset Trust, and this Declaration shall be construed in a manner consistent with such intent.

     Section 3.5   TITLE TO PROPERTY OF THE TRUST.

     Except as provided in Section 3.8 with respect to the Asset Trust Preferred Securities or as otherwise provided in this Declaration, legal title to all assets of the Asset Trust shall be vested in the Asset Trust. The Holders of the Asset Trust Securities shall not have legal title to any part of the assets of the Asset Trust, but shall have an undivided beneficial ownership interest in the assets of the Asset Trust.

     Section 3.6   POWERS AND DUTIES OF THE TRUST ADMINISTRATORS.

     The Trust Administrators shall have the power and authority to cause the Asset Trust to engage in the following activities, subject to the limitations and restrictions of applicable laws:

     (a) to establish the terms and forms of the Asset Trust Securities in the manner specified in Section 7.1 and issue and sell the Asset Trust Preferred Securities and the Asset Trust Common Securities specified in Section 7.1 in accordance with this Declaration;

     (b) in connection with the issue and sale of the Asset Trust Preferred Securities and the consummation of the Exchange Offer, at the direction of the Sponsor, to:

               (i) to execute and file with the Commission one or more registration statements on the applicable forms prepared by the Sponsor, including any amendments thereto, as contemplated by the Registration Rights Agreement;

               (ii) if deemed necessary or desirable by the Sponsor, execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the NASDAQ National Market for listing of any Asset Trust Preferred Securities and the Asset Trust Preferred Guarantee;

               (iii) if deemed necessary or desirable by the Sponsor, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Asset Trust Preferred Securities and the Asset Trust Preferred Guarantee under Section 12(b) of the Exchange Act;

               (iv) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Asset Trust Preferred Securities in any state in which the Sponsor has determined to qualify or register such Asset Trust Preferred Securities for sale;

               (v) execute and deliver on behalf of Asset Trust into one or more purchase agreements providing for the sale of the Series A Asset Trust Preferred

          Securities to Capital Trust and to cause Asset Trust to perform its obligations thereunder;

               (vi) execute and deliver on behalf of Asset Trust one or more registration rights agreements, including without limitation, the Registration Rights Agreement, and to cause Asset Trust to perform its obligations thereunder;

               (vii) execute and deliver on behalf of Asset Trust one or more purchase agreements providing for the sale of the Asset Trust Common Securities to the Asset Trust Common Securities Holder and to cause Asset Trust to perform its obligations thereunder;

               (viii) execute and deliver on behalf of Asset Trust one or more purchase agreements providing for the purchase of the Debentures by Asset Trust from the Debenture Issuer and to cause Asset Trust to perform its obligations thereunder; and

               (ix) execute and deliver on behalf of Asset Trust a purchase agreement among Asset Trust, Capital Trust, the Company and the Initial Purchaser relating to the sale of Series A Capital Trust Preferred Securities to the Initial Purchaser and to cause Asset Trust to perform its obligations thereunder.

     (c) to acquire the Series A Debentures and Eligible Debt Securities with the proceeds of the sale of the Series A Asset Trust Preferred Securities and the Asset Trust Common Securities; provided, however, that the Trust Administrators shall cause legal title to the Debentures and any Eligible Debt Securities held by the Asset Property Trustee to be held of record in the name of the Asset Property Trustee for the benefit of the Holders of the Asset Trust Preferred Securities and the Asset Trust Common Securities Holder;

     (d) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Asset Trust Securities as to such actions and applicable record dates;

     (e) to take all actions and perform such duties as may be required of the Trust Administrators pursuant to the terms of this Declaration and the Asset Trust Securities;

     (f) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Asset Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Asset Property Trustee has the exclusive power to bring such Legal Action;

     (g) at the Sponsor's expense, to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Trust Administrators have authority to conduct directly, and to and pay reasonable compensation for such services;

     (h) to cause the Asset Trust to comply with the Asset Trust's obligations under the Trust Indenture Act;

     (i) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Asset Property Trustee, which certificate may be executed by any Trust Administrator;

     (j) to incur expenses that are necessary or incidental to carry out any of the purposes of the Asset Trust;

     (k) to appoint another Person other than the Asset Property Trustee to act as, registrar and transfer agent for the Asset Trust Securities;

     (l) to give prompt written notice to the Asset Property Trustee and the Holders of the Asset Trust Securities of any notice received from the Company that a current, quarterly distribution on the Debentures will not be made for any quarterly period;

     (m) at the direction of the Sponsor, to take all action that may be necessary or appropriate for the preservation and the continuation of the Asset Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Asset Trust Preferred Securities and the Holders of the Asset Trust Common Securities or to enable the Asset Trust to effect the purposes for which the Asset Trust was created;

     (n) at the direction of the Sponsor, to take any action, not inconsistent with applicable law, necessary or desirable in carrying out the purposes and functions of the Asset Trust as set out in Section 3.3 or the activities of Asset Trust as set out in this Section 3.6, including, but not limited to:

               (i) cause the Asset Trust not to be deemed to be an investment company required to be registered under the Investment Company Act;

               (ii) cause the Asset Trust to be classified as a partnership for United States Federal income tax purposes; and

               (iii) cause the Asset Trust not to be classified as an association or a publicly traded partnership taxable as a corporation for United States Federal income tax purposes.

     provided, that such action does not adversely affect the interests of
     --------
     Holders of Asset Trust Securities;

     (o) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Asset Trust to be duly prepared and filed by the Trust Administrators, on behalf of the Asset Trust; and

     (p) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Asset Trust in all matters necessary or incidental to the foregoing.

     The Trust Administrators shall exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Asset Trust set out in Section 3.3 and subject to the limitations and restrictions of applicable law, and the Trust Administrators shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Asset Trust set forth in Section 3.3 or that is inconsistent with or in contravention of any applicable law.

     Subject to this Section 3.6, the Trust Administrators shall have none of the powers or the authority of the Asset Property Trustee set forth in Section 3.8.

     Any expenses incurred by the Trust Administrators pursuant  to this Section
3.6 shall be reimbursed by the Company pursuant to Section 12.1 of this Declaration.

     Section 3.7   PROHIBITION OF ACTIONS BY THE ASSET TRUST AND THE TRUSTEES.

     The Asset Trust shall not, and the Trustees shall cause the Asset Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Asset Trust shall not and the Trustees shall cause the Asset Trust not to:

     (a)  acquire any assets other than as expressly provided herein;

     (b)  possess trust property for other than a trust purpose;

     (c) make any loans or incur any indebtedness or acquire any securities other than the Debentures and Eligible Debt Securities;

     (d) possess any power or otherwise act in such a way as to vary the terms of the Asset Trust Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Asset Trust Securities);

     (e) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Asset Trust other than the Asset Trust Securities;

     (f)  file a certificate of cancellation of the Asset Trust;

     (g) take any action inconsistent with the status of the Asset Trust as a partnership for United States Federal income tax purposes; or

     (h) revoke any action previously authorized or approved by a vote of the Holders of the Asset Trust Preferred Securities except pursuant to a subsequent vote of the Holders of the Asset Trust Preferred Securities.

     Section 3.8   POWERS AND DUTIES OF THE ASSET PROPERTY TRUSTEE.

     (a) The legal title to the Debentures and Eligible Debt Securities shall be owned by and held of record in the name of the Asset Property Trustee in trust for the benefit of the Holders of the Asset Trust Securities. The right, title and interest of the Asset Property Trustee to the

Debentures and Eligible Debt Securities shall vest automatically in each Person who may hereafter be appointed as Asset Property Trustee in accordance with
Section 6.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures and Eligible Debt Securities have been executed and delivered.

     (b) The Asset Property Trustee shall not transfer its right, title and interest in the Debentures and Eligible Debt Securities to the Trust Administrators or to the Delaware Trustee (if the Asset Property Trustee does not also act as Delaware Trustee).

     (c)  The Asset Property Trustee shall:

                    (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Asset Property Trustee on behalf of the Asset Trust and Holders of the Asset Trust Securities and, and upon the receipt of payments of funds made in respect of the Debentures and Eligible Debt Securities held by the Asset Property Trustee, deposit such funds into the Property Account, make payments to the Holders of the Asset Trust Securities from the Property Account in accordance with Section
               7.2 and invest the remainder of such funds in Eligible Debt Securities pursuant to the investment guidelines set forth in Annex 1 to this Declaration. The Property Account shall be an account maintained with a banking institution (including the Asset Property Trustee) authorized to exercise corporate trust powers and having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority; and

                   (ii) engage in such ministerial activities as shall be
               necessary or appropriate to effect the redemption of the Asset Trust Preferred Securities to the extent the Debentures are redeemed.

     (d) The Asset Property Trustee shall take all actions and perform such duties as may be specifically required of the Asset Property Trustee pursuant to the terms of this Declaration and the Asset Trust Securities.

     (e) The Asset Property Trustee shall take any Legal Action which arises out of or in connection with an Asset Trust Enforcement Event of which a Responsible Officer of the Asset Property Trustee has actual knowledge or the Asset Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

     (f) The Asset Property Trustee shall continue to serve as a Trustee until either:

               (i) the Asset Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Asset Trust Securities pursuant to the terms of the Asset Trust Securities; or

               (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.7.

     (g) The Asset Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of the Debentures and, if a Debenture Event of Default occurs and is continuing, the Asset Property Trustee shall, for the benefit of Holders of the Asset Trust Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Asset Trust Securities.

     (h) Subject to this Section 3.8, the Asset Property Trustee shall have none of the duties, liabilities, powers or the authority of the Trust Administrators set forth in Section 3.6.

     The Asset Property Trustee shall exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Asset Trust set out in Section 3.3 and subject to the limitations and restrictions of applicable law, and the Asset Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Asset Trust set out in Section 3.3.

     Section 3.9   CERTAIN DUTIES AND RESPONSIBILITIES OF
                   THE ASSET PROPERTY TRUSTEE.

     (a) The Asset Property Trustee, before the occurrence of any Asset Trust Enforcement Event and after the curing or waiver of all Asset Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Asset Property Trustee. In case an Asset Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Asset Property Trustee has actual knowledge, the Asset Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Asset Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

              (i) prior to the occurrence of an Asset Trust Enforcement Event and after the curing or waiving of all such Asset Trust Enforcement Events that may have occurred:

                    (A) the duties and obligations of the Asset Property Trustee shall be determined solely by the express provisions of this Declaration and the Asset Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Asset Property Trustee; and

                    (B) in the absence of bad faith on the part of the Asset Property Trustee, the Asset Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Asset Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Asset Property Trustee, the Asset Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Asset Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Asset Property Trustee, unless it shall be proved that the Asset Property Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Asset Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without negligence, in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Asset Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Asset Property Trustee, or exercising any trust or power conferred upon the Asset Property Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Asset Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers;

          (v) the Asset Property Trustee's sole duty with respect to the custody, safe-keeping and physical preservation of the Debentures and the Eligible Debt Securities shall be to deal with such property in a similar manner as the Asset Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Asset Property Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Asset Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures and the Eligible Debt Securities or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Asset Property Trustee shall not be responsible for monitoring the compliance by the Trust Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Asset Property Trustee be liable for any default or misconduct of the Trust Administrators or the Sponsor.

     Section 3.10   CERTAIN RIGHTS OF ASSET PROPERTY TRUSTEE.

     (a)  Subject to the provisions of Section 3.9:

          (i) the Asset Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Trust Administrators acting on behalf of the Asset Trust contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate (or, with respect to the establishment of the terms and form of the Asset Trust Securities by the Trust Administrators, by a Trust Administrator's Authorization Certificate);

          (iii) whenever in the administration of this Declaration, the Asset Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Asset Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Trust Administrators;

          (iv) the Asset Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, refiling or registration thereof;

          (v) the Asset Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Asset Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction, at the expense of the Sponsor;

          (vi) the Asset Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder of Asset Trust Securities, unless such Holder of Asset Trust Securities shall have provided to the Asset Property Trustee security and indemnity, reasonably satisfactory to the Asset Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Asset Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Asset Property Trustee; provided that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Asset Property Trustee, upon the occurrence of an Asset Trust Enforcement Event, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii) the Asset Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Asset Property Trustee, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Asset Property Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (viii) the Asset Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Asset Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Asset Property Trustee or its agents hereunder shall bind the Asset Trust and the Holders of the Asset Trust Securities, and the signature of the Asset Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Asset Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Asset Property Trustee's or its agent's taking such action;

          (x) whenever in the administration of this Declaration the Asset Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Asset Property Trustee (A) may request instructions from the Holders of the Asset Trust Securities, the Trust Administrators or the Sponsor which instructions may only be given by the Holders of the same proportion in liquidation amount of the Asset Trust Securities as would be entitled to direct the Asset Property Trustee under the terms of the Asset Trust Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in conclusively relying on or acting in or accordance with such instructions;

          (xi) if no Asset Trust Enforcement Event has occurred and is continuing and the Asset Property Trustee is required to decide between alternative courses of action, construe ambiguous provisions in this Declaration or is unsure of the application of any provision of this Declaration, and the matter is not one on which Holders of Asset Trust Preferred Securities are entitled under the Declaration to vote, then the Asset Property Trustee shall take such action as it deems advisable and in the best interests of the Holders of the Asset Trust Preferred Securities and will have no liability except for its own bad faith, negligence or willful misconduct;

          (xii) except as otherwise expressly provided by this Declaration, the Asset Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

          (xiii) the Asset Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration; and

          (xiv) the Asset Property Trustee shall not be deemed to have notice of any Asset Trust Enforcement Event unless a Responsible Officer of the Asset Property Trustee has actual knowledge thereof or unless written notice of any event which is in fact an Asset Trust Enforcement Event is received by the Asset Property Trustee at the Corporate Trust Office of the Asset Property Trustee, and such notice references the Asset Trust Preferred Securities and this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Asset Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Asset Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Asset Property Trustee shall be construed to be a duty.

     Section 3.11   DELAWARE TRUSTEE.

     Notwithstanding any provision of this Declaration other than Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trust Administrators or the Asset Property Trustee described in this Declaration. Except as set forth in Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

     Section 3.12   EXECUTION OF DOCUMENTS.

     Unless otherwise determined by the Trust Administrators, and except as otherwise required by the Business Trust Act, any Trust Administrator is authorized to execute on behalf of the Asset Trust any documents that the Trust Administrators have the power and authority to execute pursuant to Section 3.6; provided, that any registration statement referred to in Section 3.6(b)(i),
--------
including any amendments thereto, shall be signed by or on behalf of a majority of the Trust Administrators.

     Section 3.13 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF ASSET TRUST SECURITIES.

     The recitals contained in this Declaration and the Asset Trust Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Asset Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Asset Trust Securities.

     Section 3.14   DURATION OF ASSET TRUST.

     The Asset Trust shall exist until terminated pursuant to the provisions of
Article VIII hereof.

     Section 3.15   MERGERS.

     (a) The Asset Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

     (b) The Asset Trust may, at the request of the Sponsor, with the consent of the Trust Administrators or, if there are more than two, a majority of the Trust Administrators and without the consent of the Holders of the Asset Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties substantially as an entirety to a trust organized as such under the laws of any State of the United States; provided that:

          (i) if the Asset Trust is not the successor, such successor entity (the "Successor Entity") either:

               (A) expressly assumes all of the obligations of the Asset Trust under the Asset Trust Securities; or

               (B) substitutes for the Asset Trust Preferred Securities other securities having substantially the same terms as the Asset Trust Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Asset Trust Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) the Company expressly acknowledges a trustee of such Successor Entity that possesses the same powers and duties as the Asset Property Trustee as the holder of the Asset Trust Preferred Securities;

          (iii) the Asset Trust Preferred Securities shall continue to be listed, or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Asset Trust Preferred Securities are then listed or quoted;

          (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Asset Trust Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Asset Trust Preferred Securities (including any Successor Securities) in any material respect;

          (vi) such Successor Entity has a purpose identical to that of the Asset Trust;

          (vii) the Company guarantees the obligations of such Successor Entity under the Successor Asset Trust Securities at least to the extent provided by the Asset Trust Guarantee; and

          (viii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an opinion of independent legal counsel to the Asset Trust experienced in such matters to the effect that:

               (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Asset Trust Preferred Securities (including any Successor Securities) in any material respect other than with respect to any dilution of such Holders' interest in the new entity;

               (B) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease neither the Asset Trust nor the Successor Entity will be required to register as an investment company under the Investment Company Act;

               (C) following such merger, consolidation, amalgamation or replacement, the Capital Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States Federal income tax purposes and will not be classified as an association or a publicly traded partnership taxable as a corporation; and

               (D) following such merger, consolidation, amalgamation or replacement, the Asset Trust will continue to be classified as a partnership for United States Federal income tax purposes and not be classified as an association or a publicly traded partnership taxable as a corporation.

     (c) Notwithstanding Section 3.15(b), the Asset Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Asset Trust Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Capital Trust, Successor Entity or the Asset Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States Federal income tax purposes.

     Section 3.16   ASSET PROPERTY TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Asset Trust or any other obligor upon the Asset Trust Securities or the property of the Asset Trust or of such other obligor or their creditors, the Asset Property Trustee (irrespective of whether any Distributions on the Asset Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Asset Property Trustee shall have made any demand on the Asset Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Asset Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Asset Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Asset Property Trustee, its agents, experts and counsel) and of the Holders of Asset Trust Securities allowed in such judicial proceeding, and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Asset Trust Securities to make such payments to the Asset Property Trustee and, in the event the Asset Property Trustee shall consent to the making of such payments directly to the Holders of Asset Trust Securities, to pay to the Asset Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Asset Property Trustee, its agents and counsel, and any other amounts due the Asset Property Trustee.

     Nothing herein contained shall be deemed to authorize the Asset Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder of Asset Trust Securities any plan of reorganization, arrangement adjustment or compensation affecting the Asset Trust Securities or the rights of any Holder thereof or to authorize the Asset Property Trustee to vote in respect of the claim of any Holder Asset Trust Securities in any such proceeding.

                                  ARTICLE IV
                                    SPONSOR

     Section 4.1    RESPONSIBILITIES OF THE SPONSOR

     In connection with the issuances and sales of the Asset Trust Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare for filing by Asset Trust with the Commission one or more registration statements on the applicable forms, including any amendments thereto, as contemplated by the Registration Rights Agreement;

          (b) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Asset Trust Preferred Securities and to do any and all such acts, other than actions which must be taken by Asset Trust, and advise Asset Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by Asset Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

          (c) to prepare any filing by Asset Trust of an application to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Capital Trust Preferred Securities, Asset Trust Preferred Securities, the Capital Trust Guarantee and the Asset Trust Preferred Guarantee, if such filing is determined to be necessary or desirable by the Sponsor;

          (d) to prepare any filing by Asset Trust with the Commission of a registration statement on Form 8-A, including any amendments thereto, if such filing is determined to be necessary or desirable by the Sponsor;

          (e) to negotiate the terms, on behalf of Asset Trust, of one or more purchase agreements and other related agreements providing for the sale of the Series A Asset Trust Preferred Securities to Capital Trust;

          (f) to negotiate the terms, on behalf of Asset Trust, of one or more registration rights agreements including, without limitation, the Registration Rights Agreement;

          (g)  to prepare on behalf of Asset Trust, the statement required by
     Section 9.1(d);

          (h) to negotiate the terms, on behalf of Asset Trust, of one or more purchase agreements providing for the sale of the Asset Trust Common Securities to the Asset Trust Common Securities Holder;

          (i) to negotiate the terms, on behalf of Asset Trust, of one or more purchase agreements providing for the purchase of the Debentures by Asset Trust from the Debenture Issuer; and

          (j) to negotiate the terms on behalf of Asset Trust of a purchase agreement providing for the purchase of Series A Capital Trust Preferred Securities by the Initial Purchaser.

     Section 4.2    COMPENSATION, INDEMNIFICATION AND EXPENSES OF THE TRUSTEES.

     The Asset Trust agrees, and to the extent the Asset Trust fails to do so, the Sponsor agrees:

          (a) to pay to the Trustees from time to time such compensation as the Sponsor and the Trustees shall from time to time agree in writing for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustees for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the compensation and the expenses and disbursements of its agent and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or willful misconduct; and

          (c) to indemnify the Asset Property Trustee and the Delaware Trustee and their authorized agents for, and to hold each of them harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based upon, measured by or determined by the income of any Trustee) incurred without negligence or willful misconduct on the part of the Asset Property Trustee, the Delaware Trustee or their respective authorized agents, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending any of them against any claim, whether asserted by the Company, a Holder of Asset Trust Securities or any other Person, or liability in connection with the exercise or performance of any of their respective powers or duties hereunder; the provisions of this Section 4.2 shall survive the resignation or removal of the Delaware Trustee or the Asset Property Trustee or the termination of this Declaration.

                                   ARTICLE V
                     ASSET TRUST COMMON SECURITIES HOLDER

     Section 5.1    COMPANY'S PURCHASES OF TRUST COMMON SECURITIES.

     On each Closing Date, the Company will purchase all of the Asset Trust Common Securities issued by the Asset Trust on such Closing Date for an amount at least equal to (i) in the case of the initial Closing Date, 7% of the initial capital of the Asset Trust, and (ii) in the case of any subsequent Closing Date, 7% of the additional capital added to the Asset Trust on such Closing Date, in each case, at the same time as the related Asset Trust Securities are sold on the Closing Date.

     Section 5.2    COVENANTS OF THE ASSET TRUST COMMON SECURITIES HOLDER.

     For so long as the Asset Trust Preferred Securities remain outstanding, the Asset Trust Common Securities Holder will covenant (a) to maintain directly 100% ownership of the Asset Trust Common Securities, (b) to cause the Asset Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Declaration, (c) to use its commercially reasonable efforts to ensure that the Asset Trust will not be an investment company for purposes of the Investment Company Act, and (d) to take no action which would be reasonably likely to cause the Trust to be classified as (i) other than a partnership or (ii) as an association or a publicly traded partnership taxable as a corporation for United States Federal income tax purposes.

     Section 5.3    TRANSFER OF ASSET TRUST COMMON SECURITIES.

     The Holder of the Asset Trust Common Securities may transfer its interest in the Asset Capital Trust Common Securities to a wholly-owned direct or indirect subsidiary of the Company provided that (a) such entity expressly accepts such transfer of the obligations as Asset Trust Common Securities Holder and (b) prior to such transfer, the Company has received an opinion of nationally recognized independent counsel to Asset Trust experienced in such matters to the effect that (1) following such transfer, Asset Trust will be treated as a partnership for United States Federal income tax purposes, (2) any such transfer would not cause Asset Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States Federal income tax purposes, (3) following such transfer, the Company and such successor entity will be in compliance with the Investment Company Act without registering thereunder as an "investment company," and (3) such transfer will not adversely affect the limited liability of the Holders of the Asset Trust Preferred Securities.

                                  ARTICLE VI
                                   TRUSTEES

     Section 6.1    NUMBER OF TRUSTEES.

     The number of Trustees initially shall be four (4), and:

          (a) at any time before the issuance of any Asset Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) subject to Section 6.7(b)(ii) and (iii), after the issuance of any Asset Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Asset Trust Common Securities voting as a class at a meeting of the Holders of the Asset Trust Common Securities or by written consent in lieu of such meeting; provided that, the number of Trustees shall in no event be less than three (3); and provided, further, (i) if required by the Business Trust Act, one Trustee is the Delaware Trustee; (ii) at least one Trust Administrator is an employee or officer of, or is affiliated with, the Sponsor; and (iii) one Trustee shall be the Asset Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

     Section 6.2    DELAWARE TRUSTEE.

     If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

          (a)  a natural person who is a resident of the State of Delaware; or

          (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Asset Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Asset Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

     Section 6.3    ASSET PROPERTY TRUSTEE; ELIGIBILITY.

          (a) There shall at all times be one Trustee (the "Asset Property Trustee") which shall act as Asset Property Trustee which shall:

               (i)  not be an Affiliate of the Sponsor; and

               (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust owners, having a combined capital and surplus of at least Fifty Million U.S. Dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 6.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Asset Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Asset Property Trustee shall immediately resign in the manner and with the effect set forth in Section 6.7(c).

     (c) If the Asset Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Asset Property Trustee and the Holder of the Asset Trust Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     (d) The Asset Trust Preferred Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

     (e)  The initial Asset Property Trustee shall be:

                   The Bank of New York.

     Section 6.4 QUALIFICATIONS OF TRUST ADMINISTRATORS AND DELAWARE TRUSTEE GENERALLY.

     Each Trust Administrator and the Delaware Trustee (unless the Asset Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     Section 6.5   INITIAL TRUST ADMINISTRATORS.

     The initial Trust Administrators shall be:

     David M. Cronin and Robert F. Ray, the business address of whom is c/o First Maryland Bancorp, 25 South Charles Street, Baltimore, Maryland 21201.

     (a) Except as expressly set forth in this Declaration and except if a meeting of the Trust Administrators is called with respect to any matter over which the Trust Administrators have power to act, any power of the Trust Administrators may be exercised by, or with the consent of, any one such Trust Administrator.

     (b) Unless otherwise determined by the Trust Administrators, and except as otherwise required by the Business Trust Act or applicable law, any Trust Administrator is authorized to execute on behalf of the Asset Trust any documents which the Trust Administrators have the power and authority to cause the Asset Trust to execute pursuant to Section 3.6, provided, that, any registration statement required to be executed in connection with any registration rights agreement, including any amendments thereto, shall be signed, if there is more than one Trust Administrator, by a majority of the Trust Administrators.

     (c) A Trust Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Trust Administrators have power and authority to cause the Asset Trust to execute pursuant to Section 3.6.

     Section 6.6   DELAWARE TRUSTEE.

     The initial Delaware Trustee shall be:

     The Bank of New York (Delaware)

     Section 6.7   APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

     (a) Subject to Section 6.7(b), Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Asset Trust Securities, by written instrument executed by the Sponsor;

          (ii) unless an Asset Enforcement Event shall have occurred and be continuing, after the issuance of any Asset Trust Securities, by vote of the Holders of a Majority in Liquidation Amount of the Asset Trust Common Securities; and

          (iii) if an Asset Enforcement Event shall have occurred and be continuing, with respect to:

                 (A) the Trust Administrators, by the Holder of the Asset Trust Common Securities; and

                 (B) the Asset Property Trustee and the Delaware Trustee, by vote of the Holders of a Majority in Liquidation Amount of the Asset Trust Preferred Securities.

     (b) (i) The Trustee that acts as Asset Property Trustee shall not be removed in accordance with Section 6.7(a) until a successor Trustee possessing the qualifications to act as Asset Property Trustee under Section 6.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Trust Administrators and the Sponsor.

            (ii) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 6.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 6.2 and 6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Trust Administrators and the Sponsor.

     (c) A Trustee appointed to office shall hold office until his or its successor shall have been appointed, until his death or its dissolution or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Asset Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

            (i) No such resignation of the Trustee that acts as the Asset Property Trustee shall be effective:

               (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Asset Trust, the Sponsor and the resigning Asset Property Trustee; or

               (B) until the assets of the Asset Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Asset Trust Securities; and

            (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Asset Trust, the Sponsor and the resigning Delaware Trustee.

     (d) The Asset Trust Common Securities Holder shall use its best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Asset Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.7.

     (e) If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, shall have been appointed and accepted appointment as provided in this Section 6.7 within 30 days after delivery to the Sponsor and the Asset Trust of an instrument of resignation or removal, the resigning or removed Asset Property Trustee or Delaware Trustee, as applicable, may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     (f) No Asset Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     Section 6.8    VACANCIES AMONG TRUSTEES.

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.7.

     Section 6.9    EFFECT OF VACANCIES.

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Asset Trust. Whenever a vacancy in the number of Trust Administrators shall occur, until such vacancy is filled by the appointment of a Trust Administrator in accordance with Section 6.7, the Trust Administrators in office, regardless of their number, shall have all the powers granted to the Trust Administrators and shall discharge all the duties imposed upon the Trust Administrators by this Declaration.

     Section 6.10   MEETINGS.

     If there is more than one Trust Administrator, meetings of the Trust Administrators shall be held from time to time upon the call of any Trust Administrator. Regular meetings of the Trust Administrators may be held at a time and place fixed by resolution of the Trust Administrators. Notice of any in-person meetings of the Trust Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Trust Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trust Administrator at a meeting shall constitute a waiver of notice of such meeting except where a Trust Administrator attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Trust Administrators may be taken at a meeting by vote of a majority of the Trust Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter; provided, that a Quorum is present, or without a meeting by the unanimous written consent of the Trust Administrators. Notwithstanding the foregoing, any and all actions of the Trust Administrators may be taken by the unanimous written consent of all Trust Administrators.

     Section 6.11   DELEGATION OF POWER.

               (a) Any Trust Administrator may, by power of attorney consistent with applicable law, delegate to any natural person over the age of 21 his, her or its power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

               (b) The Trust Administrators shall have power to delegate from time to time to such of their number or to officers of the Asset Trust the doing of such things and the execution of such instruments either in the name of the Asset Trust or the names of the Trust Administrators or otherwise as the Trust Administrators may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Asset Trust, as set forth herein.

     Section 6.12   MERGER, CONVERSION, CONSOLIDATION OR
                    SUCCESSION TO BUSINESS.

     Any corporation into which the Asset Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from an merger, conversion or consolidation to which the Asset Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Asset Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Asset Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VII
                                THE SECURITIES

     Section 7.1   GENERAL PROVISIONS REGARDING SECURITIES.

     (a) The Trust Administrators shall on behalf of the Asset Trust issue, (i) as of the date hereof, a class of Asset Trust Preferred Securities representing undivided beneficial ownership interests in the assets of the Asset Trust designated as the "Floating Rate Non-Cumulative Subsidiary Trust Preferred Securities, Series A" (the "Series A Asset Trust Preferred Securities"), (ii) a class of Asset Trust Preferred Securities to be issued only in exchange for the Series A Asset Trust Preferred Securities designated as the "Floating Rate Non-Cumulative Subsidiary Trust Preferred Securities, Series B" (the "Series B Asset Trust Preferred Securities," and together with the Series A Asset Trust Preferred Securities, the "Asset Trust Preferred Securities"), and (iii) as of the date hereof, one class of trust common securities representing undivided beneficial ownership interests in the assets of the Asset Trust designated as the "Floating Rate Non-Cumulative Subsidiary Trust Common Securities" (the "Asset Trust Common Securities"). The maximum aggregate liquidation amount of Series A Asset Trust Preferred Securities that may be issued by the Asset Trust is $154,640,000. The maximum aggregate liquidation amount of Series B Asset Trust Preferred Securities that may be issued by the Asset Trust is $154,640,000. The maximum aggregate amount of the Asset Trust Common Securities that may be issued is $11,640,000; provided, however, that the aggregate amount of the Asset Trust Common Securities issued at any time shall not be less than 7% of the total capital of the Asset Trust, and provided, further, that nothing in this Declaration shall prohibit or restrict any issuance of Asset Trust Securities in connection with the exercise of the option granted by the Capital Trust pursuant to the purchase agreement providing for the sale of the Series A Capital Trust Preferred Securities to the Initial Purchaser.

          (i)   Trust Preferred Securities.  The aggregate liquidation amount of
                --------------------------
     the Series A Asset Trust Preferred Securities issued on the initial Closing Date is $103,093,000. The Asset Trust Preferred Securities of the Asset Trust will have a liquidation amount with respect to the assets of the Asset Trust of $1,000 per Asset Trust Preferred Security. The Series A Asset Trust Preferred Security Certificates and the Series B Asset Trust Preferred Security Certificates evidencing the Asset Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to this Declaration, provided, that the Series B Asset Trust Preferred Security Certificate shall not contain the Restricted Securities Legend, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Asset Trust Preferred Securities are listed.

          (ii)  Asset Trust Common Securities.  The aggregate liquidation amount
                -----------------------------
     of the Asset Trust Common Securities issued on the initial Closing Date is $7,760,000. The Asset Trust Common Securities of the Asset Trust will have a nominal liquidation amount with respect to the assets of the Asset Trust of $1,000 per Asset Trust Common Security and upon liquidation of the Asset Trust, will entitle the Holders thereof to all of the assets of the Asset Trust after payment of all creditors of the Asset Trust and all amounts distributable to Holders of the Asset Trust Preferred Securities. The Asset Trust Common Security Certificates evidencing the Asset Trust Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     (b) The Asset Trust shall issue no securities or other interests in the assets of the Asset Trust other than the Asset Trust Preferred Securities and the Asset Trust Common Securities.

     (c) The Certificates shall be signed on behalf of the Asset Trust by a Trust Administrator. Such signature shall be the manual or facsimile signature of any present or any future Trust Administrator. In case a Trust Administrator of the Asset Trust who shall have signed any of the Certificates shall cease to be such Trust Administrator before the Certificates so signed shall be delivered by the Asset Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Trust Administrator; and any Certificate may be signed on behalf of the Asset Trust by such persons who, at the actual date of execution of such Certificate, shall be the Trust Administrators of the Asset Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Trust Administrator. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Trust Administrators, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Trust Administrators may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Asset Trust Securities may be listed, or to conform to usage.

     An Asset Trust Preferred Security Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Asset Property Trustee. Such signature shall be conclusive evidence that the Asset Trust Preferred Security Certificate has been authenticated under this Declaration.

     Upon a written order of the Asset Trust signed by one Trust Administrator, the Asset Property Trustee shall authenticate the Certificates for original issue.

     The Asset Property Trustee may appoint an authenticating agent acceptable to the Asset Trust to authenticate Certificates. An authenticating agent may authenticate Certificates whenever the Asset Property Trustee may do so. Each reference in this Declaration to authentication by the Asset Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Asset Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

     (d) The consideration received by the Asset Trust for the issuance of the Asset Trust Securities shall constitute a contribution to the capital of the Asset Trust and shall not constitute a loan to the Asset Trust.

     (e) Upon issuance of the Asset Trust Securities as provided in this Declaration, the Asset Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, subject to Section 9.1 with respect to the Asset Trust Common Securities.

     (f) Every Person, by virtue of having become a Holder or a beneficial owner of a Asset Trust Preferred Security in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the terms of the Asset Trust Securities and the Asset Trust Guarantee.

     (g)  The Asset Trust Securities shall have no preemptive rights.

     Section 7.2    DISTRIBUTIONS ON ASSET TRUST SECURITIES.

               (a) Subject to paragraphs (c) and (d) of this Section 7.2, Distributions on each Asset Trust Preferred Security shall be payable at a variable per annum rate on the stated liquidation amount of US$1,000 per Asset Trust Preferred Security, which shall be equal to the variable interest rate on the Debentures plus 0.07% . The amount of Distributions on each Asset Trust Preferred Security payable for any Distribution Period shall be computed on the basis of the actual number of days elapsed in a year consisting of 360-days. "Distributions" shall mean ordinary quarterly distributions.

               (b) Subject to paragraphs (c) and (d) of this Section 7.2, Distributions on the Asset Trust Preferred Securities shall be payable in cash quarterly in arrears on each Preferred Distribution Payment Date, commencing October 15, 1999. Distributions on the Asset Trust Preferred Securities shall be payable to the Holders, as their names appear on the books and records of the Asset Trust on the relevant record dates, which relevant record dates shall be the Business Day immediately preceding each Preferred Distribution Payment Date. In the event that the Asset Trust Preferred Securities are not held by the Capital Property Trustee and are not in book-entry form, the relevant record dates shall be the 15th day preceding each Preferred Distribution Payment Date. If any Preferred Distribution Payment Date is not a Business Day, then payment of the Distribution payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such Preferred Distribution Payment Date.

          (c) The right of Holders of the Asset Trust Preferred Securities to receive Distributions is non-cumulative. Accordingly, if the Asset Trust does not pay a Distribution to Holders of the Asset Trust Preferred Securities on any Preferred Distribution Payment Date in respect of the Distribution Period ended immediately prior to such Distribution Date, the Holders of Asset Trust Preferred Securities shall have no right to receive such Distribution, and the Asset Trust shall have no obligation to pay a Distribution in respect of such Distribution Period, whether or not Distributions are paid by the Asset Trust in respect of any other Distribution Period in the future.

          (d) The Asset Property Trustee, on behalf of the Asset Trust, shall make a Distribution to Holders of Asset Trust Preferred Securities on any Preferred Distribution Payment Date pursuant to paragraphs (a) and (b) of this Section 7.2 only out of funds in the Asset Property Account that represent interest, other than Deferred Interest, paid with respect to the interest payment date for the Debentures that corresponds to such Preferred Distribution Payment (such funds referred to herein as, "Preferred Distribution Funds"). In the event that Preferred Distribution Funds are insufficient to pay a Distribution on the Asset Trust Preferred Securities in full on any Preferred Distribution Payment Date in accordance with paragraphs (a) and (b) of this Section 7.2, the Asset Trust shall, and the Asset Property Trustee is directed to, pay such Distribution Pro Rata to the extent of Preferred Distribution Funds then held in the Asset Property Account to the Holders of the Asset Trust Preferred Securities. If the Asset Property Trustee, as the holder of the Debentures for the benefit of the Holders of the Asset Trust Securities, receives notice from the trustee under the Indenture of any election or deemed election by the Company to defer interest payments on the Debentures, the Asset Property Trustee shall give notice of such election to the Holders of the Asset Trust Preferred Securities.

          (e) On each Common Distribution Payment Date, the Asset Property Trustee, on behalf of the Asset Trust, shall make a Distribution to the Asset Trust Common Securities Holder of available funds in the Asset Property Account, other than Preferred Distribution Funds and funds necessary for the payment of all amounts owing to creditors of the Asset Trust prior to the next succeeding Common Distribution Payment Date (such funds referred to herein as, "Eligible Common Distribution Funds"), an amount equal to the maximum amount of Eligible Common Distribution Funds that may be distributed to the Asset Trust Common Securities Holder in accordance with the following guidelines (such amount being "Common Distribution Funds"):

                    (i) The Asset Property Trustee shall not make any Distribution to the Asset Trust Common Securities Holder if, on any Common Distribution Payment Date, after giving effect to such Distribution, such Distribution would cause the Book Value of the Debentures to comprise more than 95% of the sum of the Book Values of the Debentures and the Eligible Debt Securities then held by the Asset Trust.

                    (ii) So long as the Debenture Issuer has not deferred interest payments on the Debentures, unless the failure to make such Distribution to the Asset Trust Common Securities Holder would cause the Book Value of the Debentures to comprise less than 92% of the sum of the Book Values of the Debentures and the Eligible Debt Securities then held by Asset Trust, the Asset Property Trustee shall not make any such Distribution to such Holder. If the failure to make such Distribution would cause the Debenture to comprise less than 92% of the sum of the Book Values of the Debentures and the Eligible Debt Securities then held by the Asset Trust, the Asset Property Trustee shall distribute such Common Distribution Funds to the Asset Trust Common Securities Holder only to the extent necessary to ensure that the Book Value of the Debentures comprises no less than 92% of the sum of the Book Values of the Debentures and the Eligible Debt Securities then held by the Asset Trust.

                    (iii) After the Debenture Issuer defers interest payments on the Debentures, unless the failure to make such Distribution to the Asset Trust Common Securities Holder would cause the Book Value of the Debentures to comprise less than 85% of the sum of the Book Values of the Debentures and the Eligible Debt Securities then held by the Asset Trust, the Asset Property Trust shall not make any such Distribution. If the failure to make such Distribution would cause the Debenture to comprise less than 85% of the sum of the Book Values of the Debentures and the Eligible Debt Securities then held by the Asset Trust, the Asset Property Trustee shall distribute such Common Distribution Funds to the Asset Trust Common Securities Holder only to the extent necessary to ensure that the Book Value of the Debentures comprises no less than 85% of the sum of the Book Values of the Debentures and the Eligible Debt Securities then held by the Asset Trust.

                    (iv) Notwithstanding the foregoing, the Asset Property Trustee shall distribute to the Asset Trust Common Securities Holder Common Distribution Funds in an amount equal to no greater than 37% of the net income of Asset Trust for the calendar year in which the related Common Distribution Payment Date falls (such amount, a "Tax Amount"), that is attributable to Asset Trust's assets other than payments of Deferred Interest made on the Debentures to the extent such Tax Amount has not already been distributed to such Holder for such calendar year.

     The amount of such Common Distribution Funds to be distributed on each Common Distribution Payment Date shall be certified by the Trust Administrators in an Officers' Certificate which shall be delivered to the Asset Property Trustee no later than the Business Day prior to each Common Distribution Payment Date and on which the Asset Property Trustee, absent bad faith, may conclusively rely.

          (f) If any Common Distribution Payment Date is not a Business Day, then payment of the Distribution payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such Common Distribution Payment Date.

          (g) If the Capital Property Trustee on behalf of the Capital Trust is the Holder of the Asset Trust Preferred Securities, all distributions of cash shall be made by wire transfer of same day funds to such Holder by 10:00 a.m., New York City time, on the applicable Preferred Distribution Payment Date.

     Section 7.3   REDEMPTION OF ASSET TRUST PREFERRED SECURITIES.

     (a) If the Company redeems the Debentures, in whole or in part, at any time on or after July 15, 2009 or at any time a Debenture Special Event has occurred and is continuing, the Asset Property Trustee shall, in accordance with
Section 7.4, redeem Asset Trust Preferred Securities having a total liquidation amount equal to a like amount of the principal amount of the Debentures being redeemed, at an amount per Asset Trust Preferred Security equal to $1,000 plus accrued and unpaid distributions (the "Redemption Price"). In the event the Capital Trust is liquidated in connection with a Capital Trust Special Event, the Asset Trust may only redeem the Asset Trust Preferred Securities in whole but not in part. Holders of Asset Trust Preferred Securities will be given not less than 30 nor more than 60 days notice of such redemption.

     (b) If fewer than all the outstanding Asset Trust Preferred Securities are to be so redeemed, the Asset Trust Preferred Securities will be redeemed Pro Rata and the Asset Trust Preferred Securities to be redeemed will be redeemed as described in Section 7.4(b) below.

     Section 7.4   REDEMPTION PROCEDURES.

     (a) Notice of any redemption of the Asset Trust Preferred Securities (a "Redemption Notice") will be given by the Asset Trust, or at the Asset Trust's request, by the Asset Property Trustee in the name and at the expense of the Asset Trust, by mail to each Holder of Asset Trust Preferred Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption. In case of any redemption at the election of the Asset Trust, the Asset Trust shall, at least 45 days and no more than 60 days prior to any date fixed for redemption, notify the Asset Property Trustee of such date and the aggregate liquidation amount of the Asset Trust Preferred Securities to be redeemed and provide a copy of the Redemption Notice.

          Each Redemption Notice shall identify the Asset Trust Preferred Securities to be redeemed (including CUSIP numbers) and shall state:

          (1)  the date fixed for redemption;

          (2)  the Redemption Price;

          (3) that on the date fixed for redemption, the Redemption Price will become due and payable upon each Asset Trust Preferred Security to be redeemed and that Distributions will cease to accrue on and after such date;

          (4) the place or places where such Asset Trust Preferred Securities are to be surrendered for payment of the Redemption Price; and

          (5)   any information required by Section 7.14.

          For purposes of the calculation of the date of redemption and the dates on which notices are given pursuant to this Section 7.4, a Redemption Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Asset Trust Preferred Securities. Each Redemption Notice shall be addressed to the Holders of Asset Trust Preferred Securities at the address of each such Holder appearing in the books and records of the Asset Trust. No defect in the Redemption Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption proceedings with respect to any other Holder.

     (b) In the event that fewer than all the outstanding Asset Trust Preferred Securities are to be redeemed, the Asset Trust Preferred Securities to be redeemed shall be redeemed Pro Rata from each Holder of Asset Trust Preferred Securities, provided, that in respect of Asset Trust Preferred Securities registered in the name of and held of record by DTC or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to DTC or its nominee (or any successor Clearing Agency or its nominee) or such nominee in accordance with the procedures applied by such agency or nominee. In the event that the Asset Trust Preferred Securities do not remain in book-entry only form and fewer than all of the outstanding Asset Trust Preferred Securities are to be redeemed, the Asset Trust Preferred Securities shall be redeemed Pro Rata or pursuant to the rules of any securities exchange on which the Asset Trust Preferred Securities are listed.

     (c) If Asset Trust Preferred Securities are to be redeemed and the Asset Trust gives a Redemption Notice, which notice may only be issued if the Asset Trust Preferred Securities are redeemed as set out in this Section 7.4 (which notice will be irrevocable), then (A) while the Trust Preferred Securities are in book-entry only form, by 1:00 p.m., New York City time, on the redemption date, the Asset Property Trustee, upon receipt of such funds, will deposit irrevocably with the DTC (in the case of book-entry form Asset Trust Preferred Securities) or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Trust Preferred Securities and (B) with respect to Asset Trust Preferred Securities issued in definitive form, the Asset Property Trustee will pay the relevant Redemption Price to the Holders of such Asset Trust Preferred Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Asset Trust on the redemption date. If a Redemption Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, distributions will cease to accrue on the Asset Trust Preferred Securities so called for redemption and all rights of Holders of such Asset Trust Preferred Securities will cease, except the right of the Holders of such Asset Trust Preferred Securities to receive the Redemption Price, but without interest on such Redemption Price. If any date fixed for redemption of Asset Trust Preferred Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Asset Trust Preferred Securities is improperly withheld or refused and not paid by the Sponsor as guarantor pursuant to the Asset Trust Preferred Guarantee, Distributions on such Asset Trust Preferred Securities will continue to accrue at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. For these purposes, the applicable Redemption Price shall not include Distributions which are being paid to Holders who were Holders on a relevant record date. Upon satisfaction of the foregoing conditions, then immediately prior to the close of business on the date of such deposit or payment, all rights of Holders of such Asset Trust Preferred Securities so called for redemption will cease, except the right of the Holders to receive the Redemption Price, but without interest on such Redemption Price, and from and after the date fixed for redemption, such Asset Trust Preferred Securities will not accrue distributions or bear interest.

             Neither the Trust Administrators nor the Asset Trust shall be required to register or cause to be registered the transfer or exchange of any Asset Trust Preferred Securities that have been called for redemption, except in the case of any Asset Trust Preferred Securities being redeemed in part, any portion thereof not to be redeemed.

     (d) Subject to the provisions of this Section 7.4 and applicable law (including, without limitation, federal securities laws), if Asset Trust Preferred Securities have been distributed to the holders of Capital Trust Preferred Securities, the Company or any of its subsidiaries may at any time and from time to time purchase outstanding Asset Trust Preferred Securities by tender, in the open market, or by private agreement.

     Section 7.5   VOTING RIGHTS OF ASSET TRUST PREFERRED SECURITIES.

     (a) Except as provided under this Article VII and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Asset Trust Preferred Securities will have no voting rights.

     (b) The Holders of a Majority in Liquidation Amount of the Asset Trust Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Asset Property Trustee, or to direct the exercise of any trust or power conferred upon the Asset Property Trustee under the Declaration, including the right to direct the Asset Property Trustee, as Holder of the Debentures, to (i) exercise the remedies available to it under the Debentures (A) to enforce the Asset Trust's creditors rights and other rights with respect to the Debentures, (B) to enforce the rights of the Holders of the Asset Trust Preferred Securities under the Asset Trust Preferred Guarantee, and (C) to enforce the rights of the Holders of the Asset Trust Preferred Securities to receive Distributions (only if and to the extent such distributions are due pursuant to Sections 7.2(c) and (d)) on the Asset Trust Preferred Securities or (ii) to enforce the terms of the Asset Trust Preferred Guarantee.

     (c) If the Asset Property Trustee fails to enforce its rights under the Debentures after a Holder of record of Asset Trust Preferred Securities has made a written request, such Holder of record of Asset Trust Preferred Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against the Company to enforce the Asset Property Trustee's rights under the Debentures. Notwithstanding the foregoing, if an Asset Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to make any required payment when due on the Debenture or to terminate an Extension Period in accordance with the terms of the Debentures, then a Holder of Asset Trust Preferred Securities may directly institute a proceeding against the Debenture Issuer for enforcement of such payment with respect to such Debenture.

     In addition, the Asset Trust acknowledges that, for so long as the Capital Property Trustee holds any Asset Trust Preferred Securities, if the Asset Property Trustee fails to enforce its rights on behalf of the Asset Trust under the Debentures after a holder of Capital Trust Preferred Securities has made a written request, a holder of record of Capital Trust Preferred Securities may to the fullest extent permitted by law on behalf of the Asset Trust directly institute a legal proceeding against the Company under the Debentures, without first instituting any legal proceeding against the Capital Property Trustee, the Capital Trust, the Asset Property Trustee or the Asset Trust. In any event, for so long as the Capital Trust is a Holder of any Asset Trust Preferred Securities, if a Capital Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to make any required payment when due on the Debentures, then the Asset Trust acknowledges that a holder of Capital Trust Preferred Securities may to the fullest extent permitted by law on behalf of the Asset Trust directly institute a proceeding against the Company with respect to the Debentures for enforcement of payment. Under no circumstances shall the Asset Property Trustee, any holder of Asset Trust Preferred Securities or any holder of Capital Trust Preferred Securities have authority to cause Distributions on the Asset Trust Preferred Securities to be made.

     Solely for purposes of determining whether the Asset Trust has not declared and paid Distributions on the Asset Trust Preferred Securities for more than twenty (20) quarterly periods even though the Debenture Issuer has obtained Regulatory Approval to resume interest payments on the Debentures, Distributions shall be deemed to remain in arrears, notwithstanding any payments in respect thereof, until Distributions in full have been or contemporaneously are paid with respect to all quarterly periods terminating on or prior to the date of payment of such Distributions in full.

     (d) Any required approval or direction of Holders of Asset Trust Preferred Securities may be given at a separate meeting of Holders of Asset Trust Preferred Securities convened for such purpose, at a meeting of all of the Holders of Asset Trust Securities or pursuant to written consent. The Trust Administrators will cause a notice of any meeting at which Holders of Asset Trust Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Asset Trust Preferred Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and
(iii) instructions for the delivery of proxies or consents.

     (e) No vote or consent of the Holders of Trust Preferred Securities will be required for the Trust to redeem and cancel Trust Preferred Securities in accordance with the Declaration.

     (f) Notwithstanding that Holders of Asset Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Asset Trust Preferred Securities that are beneficially owned at such time by the Company or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Company, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Asset Trust Preferred Securities were not outstanding; provided, however, that persons (other than Affiliates of the Company) to whom the Company or any of its subsidiaries have pledged Asset Trust Preferred Securities may vote or consent with respect to such pledged Asset Trust Preferred Securities pursuant to the terms of such pledge.

     (g) Holders of the Asset Trust Preferred Securities will have no rights to appoint or remove the Trust Administrators, who may be appointed, removed or replaced solely by the Company, as the Asset Trust Common Securities Holder.

     Section 7.6   VOTING RIGHTS OF TRUST COMMON SECURITIES.

     (a) Except as provided under Section 6.1(b) or this Section 7.6 or as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law or provided by the Declaration, the Holders of the Asset Trust Common Securities will have no voting rights.

     (b) The Holders of the Asset Trust Common Securities are entitled, in accordance with Article VI of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

     (c) No vote or consent of the Holders of the Asset Trust Common Securities shall be required for the Asset Trust to redeem and cancel Asset Trust Common Securities in accordance with the Declaration and the terms of the Asset Trust Securities.

     Section 7.7   PAYING AGENT.

     In the event that any Asset Trust Preferred Securities are not in book-entry only form, the Asset Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Asset Trust Preferred Securities may be presented for payment ("Paying Agent"). The Asset Trust may appoint the paying agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Asset Trust may change any Paying Agent without prior notice to the Holders. The Asset Trust shall notify the Asset Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Asset Trust fails to appoint or maintain another entity as Paying Agent, the Asset Property Trustee shall act as such. The Asset Trust or any of its Affiliates may act as Paying Agent. The Bank of New York shall initially act as Paying Agent for the Asset Trust Preferred Securities and the Asset Trust Common Securities. In the event the Asset Property Trustee shall no longer be the Paying Agent, the Asset Trust shall appoint a successor (which shall be a bank or trust company acceptable to the Debenture Issuer) to act as Paying Agent. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Asset Property Trustee and the Debenture Issuer.

     Section 7.8   TRANSFER OF SECURITIES.

     (a) The Asset Trust shall cause to be kept at the Corporate Trust Office of the Asset Property Trustee a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Asset Trust shall provide for the registration of Asset Trust Preferred Securities and of transfers of Asset Trust Preferred Securities. The Asset Property Trustee is hereby appointed "Security Registrar" for the purpose of registering Asset Trust Preferred Securities and transfers of Asset Trust Preferred Securities as herein provided.

     (b) Upon surrender for registration of transfer of any Asset Trust Preferred Security at an office or agency of the Trust designated for such purpose, the Asset Trust shall execute, and the Asset Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Asset Trust Preferred Securities of any authorized denominations and of a like aggregate principal amount.

     (c) At the option of the Holder, Asset Trust Preferred Securities may be exchanged for other Asset Trust Preferred Securities of any authorized denominations and of a like aggregate liquidation amount, upon surrender of the Asset Trust Preferred Securities to be exchanged at such office or agency. Whenever any Asset Trust Preferred Securities are so surrendered for exchange, the Asset Trust shall execute, and the Asset Property Trustee shall authenticate and deliver, the Asset Trust Preferred Securities which the Holder making the exchange is entitled to receive.

     (d) Every Asset Trust Preferred Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Asset Trust and the Security Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing.

     (e) No service charge shall be made for any registration of transfer or exchange of Asset Trust Preferred Securities, but the Asset Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Asset Trust Preferred Securities.

     (f) If the Asset Trust Preferred Securities are to be redeemed in part, the Asset Trust shall not be required (A) to issue, register the transfer of or exchange any Asset Trust Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Asset Trust Preferred Securities selected for redemption under Section 7.4 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Asset Trust Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Asset Trust Preferred Security being redeemed in part.

     Section 7.9   MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

     If:

     (a) any mutilated Certificates should be surrendered to the Trust Administrators, or if the Trust Administrators and the Asset Property Trustee shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

     (b) there shall be delivered to the Trust Administrators and the Asset Property Trustee such security or indemnity as may be required by them to keep each of them, the Sponsor and the Asset Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Trust Administrator on behalf of the Asset Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 7.9, the Trust Administrators and the Asset Property Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Asset Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 7.10   DEEMED SECURITY HOLDERS.

     The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Asset Trust as the sole holder of such Certificate and of the Asset Trust Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Asset Trust Securities represented by such Certificate on the part of any Person, whether or not the Asset Trust shall have actual or other notice thereof.

     Section 7.11   GLOBAL SECURITIES.

     If the Asset Trust shall establish that the Asset Trust Preferred Securities are to be issued in the form of one or more fully registered, global Asset Trust Preferred Securities Certificates ("Global Securities") to be delivered to DTC, the initial Depositary, by the Asset Trust, then a Trust Administrator on behalf of the Asset Trust shall execute and the Asset Property Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate liquidation amount of all of the Asset Trust Preferred Securities to be issued in the form of Global Securities and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Global Security or Asset Trust Preferred Securities or the nominee of such Depositary, and (iii) shall be delivered by the Asset Property Trustee to such Depositary or pursuant to such Depositary's instructions. Global Securities shall bear a legend substantially to the following effect:

          "This Trust Preferred Security is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of a

     Depositary or a nominee of a Depositary. Notwithstanding the provisions of
     Section 7.8 of the Declaration, unless and until it is exchanged in whole or in part for Trust Preferred Securities in definitive registered form, a Global Security representing all or a part of the Trust Preferred Securities may not be transferred in the manner provided in Section 7.8 of the Declaration except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Every Trust Preferred Security delivered upon registration or transfer of, or in exchange for, or in lieu of, this Global Security shall be a Global Security subject to the foregoing, except in the limited circumstances described above. Unless this certificate is presented by an authorized representative of DTC to the Trust or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is to be made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     Definitive Asset Trust Preferred Securities issued in exchange for all or a part of a Global Security pursuant to this Section 7.11 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Asset Property Trustee. Upon execution and authentication, the Asset Property Trustee shall deliver such definitive Asset Trust Preferred Securities to the persons in whose names such definitive Asset Trust Preferred Securities are so registered.

     At such time as all interests in Global Securities have been redeemed, repurchased or canceled, such Global Securities shall be, upon receipt thereof, canceled by the Asset Property Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in Global Securities is exchanged for definitive Asset Trust Preferred Securities, redeemed, canceled or transferred to a transferee who receives definitive Trust Preferred Securities therefor or any definitive Asset Trust Preferred Security is exchanged or transferred for part of Global Securities, the liquidation amount of such Global Securities shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Asset Property Trustee or the Custodian, at the direction of the Asset Property Trustee, to reflect such reduction or increase.

     The Asset Trust and the Asset Property Trustee may for all purposes, including the making of payments due on the Asset Trust Preferred Securities, deal with the Depositary as the authorized representative of the Holders for the purposes of exercising the rights of Holders hereunder. The rights of the owner of any beneficial interest in a Global Security shall be limited to those established by law and agreements between such owners and depositary participants; provided that no such agreement shall give any rights to any person against the Asset Trust or the

Asset Property Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Depositary as Holder of Asset Trust Preferred Securities in global form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Asset Trust Preferred Securities in excess of those held in the name of the Depositary or its nominee.

     If at any time the Depositary for any Asset Trust Preferred Securities represented by one or more Global Securities notifies the Asset Trust that it is unwilling or unable to continue as Depositary for such Asset Trust Preferred Securities or if at any time the Depositary for such Asset Trust Preferred Securities shall no longer be eligible under this Section 7.11, the Asset Trust shall appoint a successor Depositary with respect to such Asset Trust Preferred Securities. If a successor Depositary for such Asset Trust Preferred Securities is not appointed by the Asset Trust within 60 days after the Asset Trust receives such notice or becomes aware of such ineligibility, the Asset Trust's election that such Asset Trust Preferred Securities be represented by one or more Global Securities shall no longer be effective and a Trust Administrator on behalf of the Asset Trust shall execute, and the Asset Property Trustee will authenticate and deliver Asset Trust Preferred Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the liquidation amount of the Global Security or Asset Trust Preferred Securities representing such Asset Trust Preferred Securities in exchange for such Global Security or Asset Trust Preferred Securities.

     The Asset Trust may at any time and in its sole discretion determine that the Asset Trust Preferred Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Asset Trust Preferred Securities. In such event a Trust Administrator on behalf of the Asset Trust shall execute, and the Asset Property Trustee, shall authenticate and deliver, Asset Trust Preferred Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the liquidation amount of the Global Security or Asset Trust Preferred Securities representing such Asset Trust Preferred Securities, in exchange for such Global Security or Asset Trust Preferred Securities.

     If at any time an Asset Enforcement occurs and is continuing, if requested by a Holder, a Trust Administrator on behalf of the Asset Trust shall execute, and the Capital Property Trustee shall authenticate and deliver, Asset Trust Preferred Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the aggregate liquidation amount of the Asset Trust Preferred Securities requested by such Holder, in exchange for the portion of the Global Security equal to such Asset Trust Preferred Securities.

     Notwithstanding any other provisions of this Declaration (other than the provisions set forth in Section 7.13(a)), Global Securities may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

     Interests of beneficial owners in Global Security may be transferred or exchanged for definitive Asset Trust Preferred Securities and definitive Asset Trust Preferred Securities may be transferred or exchange for Global Securities in accordance with rules of the Depositary and the provisions of Section 7.13.

     Any Asset Trust Preferred Security in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Declaration as may be required by the Custodian or the Depositary or required to comply with any applicable law or any regulation thereunder or with Regulation S or with the rules and regulations of any securities exchange upon which the Asset Trust Preferred Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Asset Trust Preferred Securities are subject.

     Section 7.12   RESTRICTIVE LEGEND.

     (a) Each Global Security and definitive Asset Trust Preferred Security that constitutes a Restricted Security shall bear a legend substantially in the form of the following legend (the "Restricted Securities Legend") on the face thereof until two years after the later of the date of original issue and the last date on which the Sponsor or any affiliate of the Sponsor was the owner of such Asset Trust Preferred Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"), unless otherwise agreed by the Asset Trust and the Holder thereof:

               "THE HOLDER OF THIS ASSET TRUST PREFERRED SECURITY BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG FIRST MARYLAND BANCORP, ALLFIRST PREFERRED ASSET TRUST, ALLFIRST PREFERRED CAPITAL TRUST AND LEHMAN BROTHERS INC. DATED JULY 9, 1999 (THE "REGISTRATION RIGHTS AGREEMENT"). FIRST MARYLAND BANCORP WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO ALLFIRST PREFERRED ASSET TRUST AT ITS PRINCIPAL PLACE OF BUSINESS.

               THIS ASSET TRUST PREFERRED SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS ASSET TRUST PREFERRED SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

               THE HOLDER OF THIS TRUST PREFERRED SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS ASSET TRUST PREFERRED SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH FIRST MARYLAND

          BANCORP OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS ASSET TRUST PREFERRED SECURITY (OR ANY PREDECESSOR OF THIS ASSET TRUST PREFERRED SECURITY) ONLY (A) TO FIRST MARYLAND BANCORP, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS ASSET TRUST PREFERRED SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WHEN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2),(3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS TRUST PREFERRED SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ASSET TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (ii) PURSUANT TO CLAUSE
          (E) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE ASSET TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED JULY 9, 1999 RELATING TO THIS ASSET TRUST PREFERRED SECURITY. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS ASSET TRUST PREFERRED SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

               THE ASSET TRUST PREFERRED SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 (100 ASSET TRUST PREFERRED SECURITIES). ANY ATTEMPTED TRANSFER OF ASSET TRUST PREFERRED SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH ASSET TRUST PREFERRED SECURITIES FOR ANY

          PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON SUCH ASSET TRUST PREFERRED SECURITIES, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH ASSET TRUST PREFERRED SECURITIES."

               THE HOLDER OF THIS ASSET TRUST PREFERRED SECURITY BY ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IF IT IS A PURCHASER IN A SALE THAT OCCURS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATIONS OF THE SECURITIES ACT, IT ACKNOWLEDGES THAT, UNTIL EXPIRATION OF THE `40-DAY DISTRIBUTION COMPLIANCE PERIOD' WITHIN THE MEANING OF RULE 903 OF REGULATION S, ANY OFFER OR SALE OF THIS ASSET TRUST PREFERRED SECURITY SHALL NOT BE MADE BY IT TO A U.S. PERSON TO OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(o) UNDER THE SECURITIES ACT."

     (b) In all circumstances, each Global Security and definitive Asset Trust Preferred Security shall bear the following legend:

               "THE HOLDER OF THIS ASSET TRUST PREFERRED SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR (ii) THE ACQUISITION AND HOLDING OF THIS ASSET TRUST PREFERRED SECURITY BY IT IS NOT PROHIBITED BY EITHER SECTION 406 OF ERISA OR SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR IS EXEMPT FROM ANY SUCH PROHIBITION."

          Any Asset Trust Preferred Security (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon satisfaction of the requirements of Section 7.12(b) and surrender of such Asset Trust Preferred Security for exchange to the Security Registrar in accordance with the provisions of this Section 7.12(a), be exchanged for a new Asset Trust Preferred Security or Asset Trust Preferred Securities, of like tenor and aggregate liquidation amount, which shall not bear the restrictive legend required by this Section 7.12(a).

     (c) Upon any sale or transfer of any Restricted Security (including any interest in a Global Security) (i) that is effected pursuant to an effective registration statement under the Securities Act or (ii) in connection with which the Asset Property Trustee receives certificates and other information (including an opinion of counsel, if requested) reasonably acceptable to the Sponsor to the effect that such security will no longer be subject to the resale restrictions under federal and state securities laws, then (A) in the case of a Restricted Security in definitive form, the Asset Trust Preferred Security registrar or co-registrar shall permit the holder thereof to exchange such Restricted Security for a security that does not bear the legend set forth in

Section 7.12(a), and shall rescind any such restrictions on transfer and (B) in the case of Restricted Securities represented by a Global Security, such Security shall no longer be subject to the restrictions contained in the legend set forth in Section 7.12(a) (but still subject to the other provisions hereof). In addition, any Asset Trust Preferred Security (or security issued in exchange or substitution therefor) as to which the restrictions on transfer described in the legend set forth in Section 7.12(a) have expired by their terms, may, upon surrender thereof (in accordance with the terms of this Indenture) together with such certifications and other information (including an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Sponsor, addressed to the Sponsor and the Asset Property Trustee and in a form acceptable to the Sponsor, to the effect that the transfer of such Restricted Security has been made in compliance with Rule 144 or such successor provision) acceptable to the Sponsor, be exchanged for a new Asset Trust Preferred Security or Asset Trust Preferred Securities of like tenor and aggregate liquidation amount, which shall not bear the restrictive legends set forth in Section 7.12(a).

     Section 7.13   SPECIAL TRANSFER PROVISIONS.

     So long as the Asset Trust Preferred Securities are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Asset Trust Preferred Security to a QIB in accordance with Rule 144A, unless otherwise requested by the transferor, and upon receipt of the definitive Asset Trust Preferred Security being so transferred, together with a certification from the transferor that the transferor reasonably believes the transferee is a QIB (or other evidence satisfactory to the Asset Property Trustee), the Asset Property Trustee shall make an endorsement on the Restricted Global Security to reflect an increase in the aggregate liquidation amount of the Restricted Global Security, and the Asset Property Trustee shall cancel such definitive Asset Trust Preferred Security and cause, in accordance with the standing instructions and procedures existing between the Depositary and the Asset Property Trustees, the aggregate liquidation amount of Asset Trust Preferred Securities represented by the Restricted Global Security to be increased accordingly.

     Section 7.14   CUSIP NUMBERS.

     In issuing the Asset Trust Securities, the Asset Trust may use "CUSIP" numbers (if then generally in use), and if so, shall use "CUSIP" numbers in Redemption Notices as a convenience to Holders; provided that such notice may state that no representation is made as to the correctness of such numbers either as printed on Certificates or as contained in any Redemption Notice and that reliance may be placed only on the other identification numbers printed on the Certificates, and any such redemption shall not be affected by any defect in or omission of such numbers. The Asset Trust shall promptly notify the Asset Property Trustee of any change in the "CUSIP" numbers.

                                 ARTICLE VIII
                   CAPITAL CONTRIBUTIONS; REPRESENTATION OF
                       ASSET TRUST PREFERRED SECURITIES
                      HOLDERS' INTEREST; CAPITAL ACCOUNTS

     Section 8.1   CAPITAL CONTRIBUTIONS.

     (a) On the initial Closing Date, the Company shall make a capital contribution to the Asset Trust by purchasing the Asset Trust Common Securities for $7,674,873, which amount is equal to at least 7% of the total capital contributions to the Asset Trust. The Asset Trust Common Securities Holder shall, from time to time, make such additional capital contributions as are necessary to maintain at all times a positive Capital Account balance equal to at least one percent (1%) of the aggregate positive Capital Account balances of all Holders of Asset Trust Securities at the end of such period.

     (b) On the initial Closing Date, the Capital Trust shall, in exchange for a definitive Asset Trust Preferred Security Certificate, contribute to the capital of the Asset Trust $101,962,070, the amount of the gross proceeds from the initial sale of the Series A Capital Trust Preferred Securities and the Capital Trust Common Securities. No Asset Trust Preferred Securities Holder shall at any time be required to make any additional capital contributions to the Asset Trust, except as may be required by law.

     Section 8.2 ASSET TRUST PREFERRED SECURITIES HOLDERS' INTEREST REPRESENTED BY ASSET TRUST PREFERRED SECURITIES.

     An Asset Trust Preferred Securities Holder's Interest shall be represented by the Asset Trust Preferred Securities held by or on behalf of such Asset Trust. Each Asset Trust Preferred Securities Holder's respective ownership of Asset Trust Preferred Securities shall be set forth on the books and records of the Asset Trust. Each Holder of Asset Trust Securities hereby agrees that its interest in the Asset Trust shall for all purposes be personal property.

     Section 8.3   CAPITAL ACCOUNTS.

     (a)  Establishment and Maintenance of Capital Accounts. The Asset Property
          -------------------------------------------------
Trustee, on behalf of the Asset Trust, shall establish and maintain a separate account (the "Capital Account") for each Holder of Asset Trust Securities. The initial balance of the Capital Account for each Holder of Asset Trust Securities shall be the amount as set out opposite the name of each of the Holders of Asset Trust Securities on Schedule 1 attached hereto. The Capital Account of each Holder of Asset Trust Securities shall be increased by (i) the dollar amount of any additional contributions made by such Holder, and (ii) allocations to such Holder of Asset Trust Securities of income and gain (including income exempt from tax). The Capital Account of each Holder of Asset Trust Securities shall be decreased by (i) the dollar amount of any distributions made to such Holder of Asset Trust Securities, and (ii) allocations to such Holder of Asset Trust Securities of loss and deduction (including noncapital, nondeductible expenditures not deductible in computing the Asset Trust's income or loss for United States Federal income tax purposes).

     (b)  Compliance with Regulations. Notwithstanding any other provision of
          ---------------------------
this Declaration to the contrary, the provisions of Section 8.3(a) hereof regarding the maintenance of

Capital Accounts shall be construed so as to comply with the Treasury Regulations promulgated under section 704 of the Code. The Asset Trust Common Securities Holder will, if required, direct the Trust Administrators to modify such provisions to the minimum extent necessary to comply with such Treasury Regulations.

     Section 8.4   INTEREST ON CAPITAL CONTRIBUTIONS.

     Except as provided herein, no Holder of Asset Trust Securities shall be entitled to interest on or with respect to any capital contribution to the Asset Trust.

     Section 8.5   WITHDRAWAL AND RETURN OF CAPITAL CONTRIBUTIONS.

     After the Closing Date, no Holder of Asset Trust Securities shall be entitled to withdraw any part of such Holder's capital contribution to the Asset Trust. No Holder of Asset Trust Securities shall be entitled to receive any distributions from the Asset Trust, except as provided in this Declaration.

                                  ARTICLE IX
                                  ALLOCATIONS

     Section 9.1    PROFITS AND LOSSES.

     After giving effect to the special allocation provisions set forth in
Section 9.2 which special allocations shall take precedence over any allocations made pursuant to this Section 9.1,

               (a) the Asset Trust's Net Income for each Fiscal Period of the Asset Trust shall be allocated as follows:

                    (i) First, to each Asset Trust Preferred Securities Holder in an amount equal to the excess, if any, of (x) all Net Losses, if any, allocated to each such Asset Trust Preferred Securities Holder from the date of issuance of the Series A Asset Trust Preferred Securities through and including the close of such Fiscal Period pursuant to Section 9.1(b)(ii) below over (y) the amount of Net Income, if any, allocated to each such Holder pursuant to this Section 9.1(a)(i) in all prior Fiscal Periods.

                    (ii) Second, to the Asset Trust Preferred Securities Holders, an amount of Net Income equal to the excess of (x) Distributions made on the Asset Trust Preferred Securities from the initial Closing Date through and including the last day of such Fiscal Period over (y) the amount of Net Income allocated to the Asset Trust Preferred Securities Holders pursuant to this Section 9.1(a)(ii) in all prior Fiscal Periods. Amounts allocated to all Asset Trust Preferred Securities Holders shall be allocated among such Asset Trust Preferred Securities Holders in proportion to the number of Asset Trust Preferred Securities held by such Asset Trust Preferred Securities Holders.

                    (iii) Any remaining Net Income shall be allocated to the Asset Trust Common Securities Holder.

          (b) The Asset Trust's Net Loss for any Fiscal Period shall be allocated as follows:

                    (i) First, to the Asset Trust Common Securities Holder until the balance of the Asset Trust Common Securities Holder's Capital Account is reduced to zero, provided, however, that the
                                              --------  -------
          aggregate amount of Net Losses allocated to the Asset Trust Common Securities Holder pursuant to this Section 9.1(b)(i) shall not exceed the sum of six percent (6%) of the total capital contributions of all Holders Asset Trust Securities plus the aggregate Net Income allocated to the Asset Trust Common Securities Holder pursuant to this Section 9.1.

                    (ii) Second, among the Asset Trust Preferred Securities Holders in proportion to their respective aggregate Capital Account balances, until the Capital Account balances of such Asset Trust Preferred Securities Holders are reduced to zero.

                    (iii) Any remaining Net Loss shall be allocated to the Asset Trust Common Securities Holders.

          (c)       Daily Determination.  For purposes of determining the
                    -------------------
     profits, losses or any other items allocable to any period, profits, losses and any such other items shall be determined on a daily basis, unless the Asset Trust Common Securities Holder determines that another method is permissible under Section 704 of the Code and the Treasury Regulations promulgated thereunder and directs the Trust Administrators to use such other method. Unless otherwise specified, such profits, losses or other items shall be determined for each Fiscal Period.

          (d) No later than by the 20th Business Day after the end of each Fiscal Period, the Trust Administrators shall provide the Asset Property Trustee with a statement setting forth the profits, losses and any such other items to be determined, including Capital Account balances, for such Fiscal Period and on which the Asset Property Trustee, absent bad faith, may conclusively rely.

     Section 9.2    SPECIAL ALLOCATIONS.

               (a) All expenditures that are (i) incurred by, or on behalf of, the Asset Trust and (ii) paid, or otherwise reimbursed, by the Asset Trust Common Securities Holder out of its own funds shall be allocated entirely to the Asset Trust Common Securities Holder.

               (b) In the event any Holder of Asset Trust Securities unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or
     (6), items of the Asset Trust's income (including gross income) shall be specially allocated to such Holder of Asset Trust Securities in a manner sufficient to eliminate the deficit, if any, in the balance of the Capital Account of such Holder of Asset Trust Securities as quickly as possible. The foregoing is intended to be a "qualified income offset" provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted and applied in all respects in accordance with such Treasury Regulation.

               (c)  Section 704 Compliance.  While this Declaration does not
                    ----------------------
     specifically provide for certain provisions required by Treasury Regulation Sections 1.704-1(b) and 1.704-2 because those provisions apply to transactions that are not expected to occur as regards the Asset Trust, the Holders of Asset Trust Securities intend that the allocations under Section
     9.1 conform to Treasury Regulations Sections 1.704-1(b) and 1.704-2 (including, without limitation, the minimum gain chargeback, chargeback of partner nonrecourse debt minimum gain and partner nonrecourse debt provisions of such Treasury Regulations), and, to the extent necessary due to the occurrence of unexpected events, the Asset Trust Common Securities Holder shall provide written direction to the Asset Property Trustee to make such changes in the allocations under Section 9.1 as the Asset Trust Common Securities Holder believes are reasonably necessary to meet the requirements of such Treasury Regulations.

               (d)  Adjustment of Allocations.  If the allocations set forth in
                    -------------------------
     this Article IX are adjusted by the Internal Revenue Service and the Tax Matters Partner agrees to such adjustments, such allocations shall be amended to the minimum extent necessary to conform with such adjustments.

               (e)  Additional Allocations.  Notwithstanding the foregoing, if,
                    ----------------------
     upon the final dissolution and termination of the Asset Trust and after taking into account all allocations of Net Income and Net Losses (and other tax items) under this Article IX, the distributions to be made in accordance with the positive Capital Account balances would result in a distribution that would be different from a distribution under Article XIII, then gross items of income and gain (and other tax items) for the taxable year of the final dissolution and termination (and, to the extent permitted under section 761(c) of the Code, gross items of income and gain, and other tax items, for the immediately preceding taxable year) shall be allocated to the Holders of Asset Trust Securities to increase or decrease their respective Capital Account balances so that the final distribution will occur in the same manner as a distribution under Section 13.4.

     Section 9.3    WITHHOLDING.

     The Asset Trust shall comply with withholding requirements under Federal, state and local law and shall remit amounts withheld to and file required forms with applicable jurisdictions. To the extent that the Asset Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder of Asset Trust Securities, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder of Asset Trust Securities. In the event of any claimed over-withholding, Holder of Asset Trust Securities shall be limited to an action against the applicable jurisdiction. If the amount withheld was not withheld from actual distributions, the Asset Trust may reduce subsequent distributions by the amount of such withholding. Each Holder of Asset Trust Securities agrees to furnish the Asset Trust with any representations and forms as shall reasonably be requested by the Asset Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations.

                                   ARTICLE X
                            ASSET TRUST INVESTMENTS

     Section 10.1   INITIAL ASSET TRUST INVESTMENTS.

               (a) All funds received by the Asset Trust will be invested by the Asset Property Trustee on behalf of the Trust in the Debentures and Eligible Debt Securities. Of the Initial Proceeds, $104,154,749 will be used by the Asset Trust to purchase the Series A Debentures having an aggregate principal amount of $105,310,000. The remaining funds from the Initial Asset Trust Proceeds will be used to purchase Eligible Debt Securities in accordance with the terms of the investment guidelines set forth as Annex 1 to this Declaration.

               (b) The Asset Trust shall apply approximately 95% of the Initial Proceeds to purchase the Series A Debenture. The Asset Trust may purchase the Series A Debentures only upon receipt of an opinion of the Independent Financial Adviser to the effect that (i) if such Series A Debentures were to be rated, at least one rating agency would rate Series A Debentures investment grade at the time such Series A Debentures are purchased by the Asset Trust, (ii) the Company would have been capable of issuing and selling debt instruments with the same terms and conditions as to unrelated third party investors, (iii) the terms and conditions of the Series A Debentures are consistent with the terms and conditions of a public offering or a private placement pursuant to Rule 144A under the Securities Act of such Series A Debentures and are no more favorable to the Company than could have been obtained from unrelated third party investors pursuant to such a public offering or private placement of such Series A Debentures. On the Closing Date, the Asset Trust shall invest $5,482,193 of such Initial Proceeds in Eligible Debt Securities in accordance with the terms of the investment guidelines set forth as Annex 1 to this Declaration. The terms of the Debentures will be as set forth in the Indenture attached hereto as Exhibit B.

     Section 10.2   REINVESTMENT OF PAYMENTS RECEIVED BY THE ASSET TRUST.

     The Asset Trust must invest an amount equal to at least 5% of the Initial Proceeds in Eligible Debt Securities. Any payments received by the Asset Trust in respect of its investments that are not distributed to Asset Trust Preferred Securities Holders and the Asset Trust Common Securities Holder pursuant to
Section 7.2 of this Declaration will be reinvested by the Asset Property Trustee on behalf of the Asset Trust only in Eligible Debt Securities in accordance with the terms of the investment guidelines set forth as Annex 1 to this Declaration, subject to restrictions of applicable law, including the 1940 Act.

                                  ARTICLE XI
                  DISSOLUTION AND TERMINATION OF ASSET TRUST

     Section 11.1   DISSOLUTION AND TERMINATION OF ASSET TRUST.

     (a) The Asset Trust shall dissolve upon the earliest of:

           (i) the bankruptcy of the Holder of the Asset Trust Common Securities or the Sponsor;

           (ii) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; the consent of the Holder of at least a Majority in Liquidation Amount of the Asset Trust Securities to the filing of a certificate of cancellation with respect to the Asset Trust or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

           (iii) the entry of a decree of judicial dissolution of the Sponsor or the Asset Trust;

           (iv) the time when all of the Asset Trust Securities shall have matured or been called for redemption and the amounts then due shall have been paid to the Holders in accordance with the terms of the Asset Trust Securities; or

           (v) before the issuance of any Asset Trust Securities, with the consent of all of the Trust Administrators and the Sponsor.

          As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding up of the Asset Trust, the Trustees shall terminate the Asset Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

          (b) The provisions of Section 3.9 and Article IX shall survive the termination of the Asset Trust.

     Section 11.2 LIQUIDATION DISTRIBUTION UPON TERMINATION AND DISSOLUTION OF THE ASSET TRUST.

     The proceeds of liquidation shall be applied in the following order of:

     (a) first, to creditors of the Asset Trust, including Holders of Asset Trust Securities who are creditors, to the extent otherwise permitted by law, in satisfaction of the liabilities of the Asset Trust (whether by payment or the making of reasonable provisions for payment thereof), other than liabilities for distributions (including distributions) to Holders of Asset Trust Securities;

     (b) second, to the Asset Trust Preferred Securities Holders, an amount equal to the aggregate liquidation preference of their Asset Trust Preferred Securities, plus the amount of Distributions that are accrued and unpaid as of the date of such liquidating distribution; and

     (c)  thereafter, to the Asset Trust Common Securities Holder.


                                  ARTICLE XII
               LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                               TRUSTEES OR OTHERS

     Section 12.1   LIABILITY.

               (a) Except as expressly set forth in this Declaration, the Asset Trust Guarantee and the terms of the Asset Trust Securities, the Sponsor:

                    (i) shall not be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Asset Trust Securities which shall be made solely from assets of the Asset Trust; and

                    (ii) shall not be required to pay to the Asset Trust or to any Holder of Asset Trust Securities any deficit upon dissolution of the Asset Trust or otherwise.

               (b) The Holder of the Asset Trust Common Securities shall be liable for all of the debts and obligations of the Asset Trust (other than with respect to the Asset Trust Securities) to the extent not satisfied out of the Asset Trust's assets.

               (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Asset Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     Section 12.2   EXCULPATION.

               (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Asset Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Asset Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable or any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

               (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Asset Trust and upon such information, opinions, reports or statements presented to the Asset Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Asset Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Asset Trust Securities might properly be paid.

     Section 12.3   FIDUCIARY DUTY.

               (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to an other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Asset Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

               (b)  Unless otherwise expressly provided herein:

                    (i) whenever a conflict of interest exists or arises between any Indemnified Persons and any Covered Persons; or

                    (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Asset Trust Securities,

     the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

               (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                    (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Asset Trust or any other Person; or

                    (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

Section 12.4   INDEMNIFICATION.

     (a)       (i)    The Sponsor shall indemnify, to the full extent permitted
     by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Asset Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorney fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Asset Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Asset Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

              (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Asset Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Asset Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Asset Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

              (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action suit or proceeding referred to in paragraphs (i) and (ii) of this Section 12.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection therewith.

               (iv)  Any indemnification under paragraphs (i) and (ii) of this
     Section 12.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Trust Administrators by a majority vote of a quorum consisting of such Trust Administrators who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Trust Administrators so directs, by independent legal counsel in a written opinion, or (3) by the Asset Trust Common Securities Holder.

               (v) Expenses (including attorneys' fees and expenses ) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 12.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 12.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Trust Administrators by a majority vote of a quorum of disinterested Trust Administrators, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Trust Administrators so directs, by independent legal counsel in a written opinion or (iii) the Asset Trust Common Securities Holder, that, based upon the facts known to the Trust Administrators, counsel or the Asset Trust Common Securities Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Asset Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Trust Administrators, independent legal counsel or Asset Trust Common Securities Holder reasonably determine that such person deliberately breached his duty to the Asset Trust or the Asset Trust Security Holders.

               (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 12.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Asset Trust Preferred Securities Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 12.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 12.4(a) is in effect. Any repeal or modification of this Section 12.4(a) shall not affect any rights or obligations then existing.

               (vii) The Sponsor or the Asset Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 12.4(a).

               (viii) For purposes of this Section 12.4(a), references to the "Asset Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 12.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

               (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 12.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The obligation to indemnify as set forth in this
          Section 12.4(a) shall survive the satisfaction and discharge of this Declaration.

          (b) The Sponsor agrees to indemnify and hold harmless the (i) Asset Property Trustee, (ii) the Delaware Trustee, (iii) an Affiliate of the Asset Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Asset Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim, whether asserted by the Company, a Holder or any other Person, or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 12.4 shall survive the satisfaction and discharge of this Declaration.

     Section 12.5   OUTSIDE BUSINESSES.

     Any Covered Person, the Sponsor, the Delaware Trustee and the Asset Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Asset Trust, and the

Asset Trust and the Holders of Asset Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Asset Property Trustee shall be obligated to present any particular investment or other opportunity to the Asset Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Asset Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Asset Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Asset Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                 ARTICLE XIII
                                   ACCOUNTING

     Section 13.1   FISCAL YEAR.

     The fiscal year ("Fiscal Year") of the Asset Trust shall be the calendar year, or such other year as is required by the Code.

     Section 13.2   CERTAIN ACCOUNTING MATTERS.

               (a) At all times during the existence of the Asset Trust, the Trust Administrators shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Asset Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles. The Asset Trust shall use the accrual method of accounting for United States Federal income tax purposes. The books of account and the records of the Asset Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Asset Trust by a firm of independent certified public accountants selected by the Sponsor.

               (b) The Trust Administrators shall cause to be prepared and delivered to each of the Holders of Asset Trust Securities, within 90 days after the end of each Fiscal Year of the Asset Trust, annual financial statements of the Asset Trust, including a balance sheet of the Asset Trust as of the end of such Fiscal Year, and the related statements of income or loss.

               (c) The Trust Administrators shall cause to be duly prepared and delivered to

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

     Section 13.3   BANKING.

     The Asset Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Asset Trust. The sole signatories for such accounts shall be designated by the Trust Administrators.

                                  ARTICLE XIV
                            AMENDMENTS AND MEETINGS

     Section 14.1   AMENDMENTS.

               (a) Except as otherwise provided in this Declaration or by any applicable terms of the Asset Trust Securities, this Declaration may only be amended by a written instrument approved and executed by (i) the Trust Administrators (or, if there are more than two Trust Administrators, a majority of the Trust Administrators) and (ii) by the Asset Property Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Asset Property Trustee; and (iii) by the Delaware Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee.

               (b) No amendment shall be made, and any such purported amendment shall be void and ineffective :

                    (i) unless, in the case of any proposed amendment, the Asset Property Trustee shall have first received an Officers' Certificate from each of the Asset Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                    (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Asset Property Trustee, the Asset Property Trustee shall have first received:

                    (A) an Officers' Certificate from each of the Asset Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                    (B) an opinion of counsel (who may be counsel to the Sponsor or the Asset Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                    (iii) to the extent the result of such amendment would be to:

                    (A) cause the Asset Trust to be classified other than as a partnership for United States Federal income tax purposes;

                    (B) cause the Asset Trust to be classified for purposes of United States Federal income tax purposes as an association or publicly traded partnership taxable as a corporation;

                    (C) reduce or otherwise adversely affect the powers of the Asset Property Trustee in contravention of the Trust Indenture Act;

                    (D) cause the Capital Trust or Asset Trust to be deemed to be an investment company required to be registered under the Investment Company Act; or

                    (E) cause the Series A or Series B Capital Trust Preferred Securities or the Asset Trust Preferred Securities to fail to qualify as Tier 1 capital of the Company or consolidated Tier 1 capital of Allied Irish Banks, p.l.c.

               (c) At such time after the Trust has issued any Asset Trust Securities that remain outstanding, if amendment would (i) adversely affect the powers, preferences or special rights of the Asset Trust Securities, whether by way of amendment to the Declaration or otherwise or (ii) result in the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration or, (iii) change the amount or timing of any distribution of the Asset Trust Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Asset Trust Securities as of a specified date or (iv) restrict the right of a Holder of Asset Trust Securities to institute suit for the enforcement of any such payment on or after such date, then the Holders of the Asset Trust Securities voting together as a single class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a Majority in Liquidation Amount of the Asset Trust Securities affected thereby; provided that, if any amendment or proposal referred to in clause
     (i) above would adversely affect only the Asset Trust Preferred Securities or the Asset Trust Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of such class of Asset Trust Securities.

               (d) Section 7.8 and this Section 14.1 shall not be amended without the consent of all of the Holders of the Asset Trust Securities.

               (e) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Asset Trust Common Securities.

               (f) The rights of the Holders of the Asset Trust Common Securities under Article VI to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Asset Trust Common Securities.

               (g) Notwithstanding Section 14.1(c), this Declaration may be amended without the consent of the Holders of the Asset Trust Securities to:

                    (i) to cure any ambiguity, correct or supplement any provisions in this Declaration that may be inconsistent with any other provision, or to make any other provisions with respect to matters or questions arising under this Declaration that shall not be inconsistent with the other provisions of this Declaration;

                    (ii) to add to the covenants, restrictions or obligations of the Sponsor;

                    (iii) to conform to any change in the Trust Indenture Act or written change in interpretation or application of the rules and regulations promulgated thereunder by any legislative body, court, government agency or regulatory authority;

                    (iv) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Asset Trust will be classified as a partnership and will not be taxable as a corporation for United States federal income tax purposes at all times that any Asset Trust Securities are outstanding or to ensure that the Asset Trust will not be required to register as an "investment company" under the Investment Company Act; or

                    (v) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

     provided, however, that such action shall not adversely affect in any material respect the interests of any Holder of Asset Trust Preferred Securities or Asset Trust Common Securities, and any amendments of this Declaration shall become effective when notice thereof is given to the Holders of Asset Trust Securities.

               (h) The issuance of an order by the Trust Administrators for purposes of establishing the terms and form of the Asset Trust Securities as contemplated by Section 7.1 shall not be deemed an amendment of this Declaration subject to the provisions of this Section 14.1.

     Section 14.2 MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

               (a) Meetings of the Holders of any class of Asset Trust Securities may be called at any time by the Asset Property Trustee (or as provided in the terms of the Asset Trust Securities) to consider and act on any matter on which Holders of such class of Asset Trust Securities are entitled to act under the terms of this Declaration, the terms of the Asset Trust Securities, or the rules of any stock exchange on which the Asset Trust Preferred Securities are listed or admitted for trading. The Asset Property Trustee shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Asset Trust Securities. Such direction shall be given by delivering to the Asset Property Trustee one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Asset Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of Asset Trust Securities exercising the right to call a meeting and only those Asset Trust Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met. The Trust Administrators, the Sponsor, and the Asset Trust Common Securities Holder may, in their sole discretion, submit for a vote, approval, or consent of the holders of the Asset Trust Preferred Securities any action or determination to be taken or made by the Trust Administrators, the Sponsor, or the Asset Trust Common Securities Holders.

               (b) Except to the extent otherwise provided in the terms of the Asset Trust Securities, the following provisions shall apply to meetings of Holders of Asset Trust Securities:

                    (i) notice of any such meeting shall be given to all the Holders of Asset Trust Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Asset Trust Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Asset Trust Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Asset Trust Securities. Any action that may be taken at a meeting of the Holders of Asset Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Asset Trust Securities owning not less than the minimum amount of Asset Trust Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Asset Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Asset Trust Securities entitled to vote who have not consented in writing. The Asset Property Trustee may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Asset Trust within the time specified by the Asset Property Trustee;

                    (ii) each Holder of an Asset Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Asset Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Asset Trust Securities executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Asset Trust were a Delaware corporation and the Holders of the Asset Trust Securities were stockholders of a Delaware corporation;

                    (iii) each meeting of the Holders of the Asset Trust Securities shall be conducted by the Asset Property Trustee or by such other Person that the Asset Property Trustee may designate; and

                    (iv) consistent with the Business Trust Act, this Declaration, the terms of the Asset Trust Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Asset Trust Preferred Securities are then listed for trading, otherwise provides, the Asset Property Trustee, in its sole discretion, shall establish all other provisions relating to meetings of Holders of Asset Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Asset Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XV
                   REPRESENTATIONS OF ASSET PROPERTY TRUSTEE
                             AND DELAWARE TRUSTEE

     Section 15.1   REPRESENTATIONS AND WARRANTIES OF THE ASSET PROPERTY
                    TRUSTEE.

     The Trustee that acts as initial Asset Property Trustee represents and warrants to the Asset Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Asset Property Trustee that:

               (a) the Asset Property Trustee is a corporation or bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

               (b) the Asset Property Trustee satisfies the requirements set forth in Section 6.3(a);

               (c) the execution, delivery and performance by the Asset Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Asset Property Trustee;

               (d) the execution, delivery and performance of this Declaration by the Asset Property Trustee does not conflict with or constitute a breach of the articles of association or incorporation, as the case may be, or the by-laws (or other similar organizational documents) of the Asset Property Trustee; and

               (e) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Asset Property Trustee of this Declaration.

     Section 15.2   REPRESENTATIONS AND WARRANTIES OF THE DELAWARE TRUSTEE.

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Asset Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

               (a)  the Delaware Trustee satisfies the requirements set forth in
     Section 6.2 and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

               (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration; and

               (c) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is require for the execution, delivery or performance by the Delaware Trustee of this Declaration.

                                  ARTICLE XVI
                                 MISCELLANEOUS

     Section 16.1   NOTICES.

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

               (a) if given to the Asset Trust, in care of the Trust Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Asset Property Trustee, the Delaware Trustee and the Holders of the Asset Trust Securities):

                    c/o  First Maryland Bancorp
                    25 South Charles Street
                    Baltimore, Maryland 21201

               (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Trust Administrators, the Asset Property Trustee and the Holders of the Asset Trust Securities):

                    The Bank of New York (Delaware)

                    White Clay Center, Route 273

               Newark, Delaware  19711

          (c) if given to the Asset Property Trustee, at its Corporate Trust Office (or such other address as the Asset Property Trustee may give notice of to the Trust Administrators, the Delaware Trustee and the Holders of the Asset Trust Securities).

          (d) if given to the Sponsor, at the mailing address set forth below (or such other address as the Sponsor may give notice of to the Asset Property Trustee, the Delaware Trustee and the Asset Trust):

                    First Maryland Bancorp
                    25 South Charles Street
                    Baltimore, Maryland 21201
                    Attn: General Counsel

          (e) if given to any Holder, at the address set forth on the books and records of the Asset Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     Section 16.2   GOVERNING LAW.

     THIS DECLARATION AND THE RIGHTS OF THE HOLDERS, THE ASSET TRUST, THE SPONSOR AND THE TRUSTEES SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICITON THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE HOLDERS, THE ASSET TRUST, THE SPONSOR, THE TRUSTEES OR THIS DECLARATION, ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDER OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR

CONCENTRATION OF TRUST NVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS, OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES AS SET FORTH OR REFERENCED IN THIS DECLARATION. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE ASSET TRUST.

     Section 16.3   [INTENTIONALLY OMITTED]

     Section 16.4   HEADINGS.

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     Section 16.5   SUCCESSORS AND ASSIGNS.

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     Section 16.6   PARTIAL ENFORCEABILITY.

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     Section 16.7   COUNTERPARTS.

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     Section 16.8   UNDERTAKING FOR COSTS.

     In any suit for the enforcement of any right or remedy under this Declaration or in any suit against any Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 16.8 does not apply to a suit by a Trustee, a suit by a Holder to enforce its right to payment or a suit by Holders of more than 10% in Liquidation Amount of the then outstanding Asset Trust Securities.

     Section 16.9   TAX MATTERS.

          (a) For purposes of section 6231(a)(7) of the Code, the "Tax Matters Partner" shall be the Company as long as it remains the Asset Trust Common Securities Holder.

          (b) Neither the Asset Trust, nor the Tax Matters Partner on behalf of the Asset Trust, shall make an election under section 754 of the Code.

          (c) The Asset Trust Common Securities Holder and the Asset Trust Preferred Security Holders acknowledge that they intend, for United States Federal income tax purposes, that the Asset Trust shall be treated and classified as a "partnership" (other than a publicly traded partnership taxable as a corporation) and that the Asset Trust Common Securities Holder and the Asset Trust Preferred Security Holders shall be treated as "partners" of the Asset Trust. The provisions of this Declaration shall be interpreted in a manner consistent with such classification.

          (d) The Asset Trust Common Securities Holder shall retain, at the expense of the Asset Trust and at its sole discretion, a nationally recognized firm of certified public accountants which shall prepare all United States Federal, State, local or other tax and information returns of the Asset Trust, as required by law, and the Schedule K-1's or any successor or similar forms or schedules.

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


                              FIRST MARYLAND BANCORP,
                                as Sponsor and Asset Trust Common Securities
                                Holder

                              By: /s/ DAVID M. CRONIN
                                 ------------------------------------------
                                 Name:
                                 Title Executive Vice President

                              THE BANK OF NEW YORK, as Asset Property Trustee

                              By: /s/ MARYBETH LEWICKI
                                 ------------------------------------------
                                 Name:
                                 Title Vice President

                              THE BANK OF NEW YORK (DELAWARE), as Delaware
                                Trustee

                              By: /s/ WALTER N. GITLIN
                                 ------------------------------------------
                                 Name:
                                 Title Authorized Signatory


                              /s/ David M. Cronin
                              ---------------------------------------------
                              David M. Cronin, as Trust Administrator

                              /s/ Robert F. Ray
                              ---------------------------------------------
                              Robert F. Ray, as Trust Administrator

                                  SCHEDULE 1
                                  ----------

     -----------------------------------------------------------------------
                           Holder                           Initial Capital
                                                            Account Balance
     -----------------------------------------------------------------------
          First Maryland Bancorp                            $    7,674,873
     -----------------------------------------------------------------------
          Allfirst Preferred Capital Trust                     101,962,070
     -----------------------------------------------------------------------
                                                  TOTAL        109,636,943
     -----------------------------------------------------------------------

                                                                     EXHIBIT A-1

     [IF THE ASSET TRUST PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE,
INSERT: This Asset Trust Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depository"), or a nominee of the Depository. This Asset Trust Preferred Security is exchangeable for Asset Trust Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Asset Trust Preferred Security (other than a transfer of this Asset Trust Preferred Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

     Unless this Asset Trust Preferred Security Certificate is presented by an authorized representative of the Depository to Allfirst Preferred Asset Trust or its agent for registration of transfer, exchange or payment, and any Asset Trust Preferred Security Certificate issued is registered in the name of Cede & Co.
or such other name as registered by an authorized representative of the Depository (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

     THE HOLDER OF THIS ASSET TRUST PREFERRED SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR (ii) THE ACQUISITION AND HOLDING OF THIS ASSET TRUST PREFERRED SECURITY BY IT IS NOT PROHIBITED BY EITHER SECTION 406 OF ERISA OR
SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR IS EXEMPT FROM ANY SUCH PROHIBITION.


                     [INSERT RESTRICTED SECURITIES LEGEND]

                                     A-1-1

CERTIFICATE NO.  _____  NUMBER OF ASSET TRUST PREFERRED SECURITIES: _______

CUSIP NO.  ____________  AGGREGATE LIQUIDATION AMOUNT:  _______


            CERTIFICATE EVIDENCING ASSET TRUST PREFERRED SECURITIES
                                      OF
                        ALLFIRST PREFERRED ASSET TRUST

        FLOATING RATE NON-CUMULATIVE SUBSIDIARY ASSET TRUST PREFERRED
      SECURITIES, SERIES ___ (LIQUIDATION AMOUNT $1,000 PER ASSET TRUST
                              PREFERRED SECURITY)

     ALLFIRST PREFERRED ASSET TRUST, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of _______ trust preferred securities (with aggregate liquidation amount of $__________) of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the Floating Rate Non-Cumulative Subsidiary Trust Preferred Securities, Series ___ (liquidation amount $1,000 per Asset Trust Preferred Security) (the "Asset Trust Preferred Securities"). The Asset Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Asset Trust Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of July 13, 1999 (as the same may be amended from time to time (the "Declaration"), among First Maryland Bancorp, as Sponsor (the "Company"), David M. Cronin and Robert F. Ray, as Trust Administrators, The Bank of New York, as Asset Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Asset Trust Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Asset Trust Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                                     A-1-2

     IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of ____________, 199_.


                              ALLFIRST PREFERRED ASSET TRUST

                              By:_________________________________
                                 Name:
                                 Title:

     This is one of the Asset Trust Securities referred to in the within-mentioned Declaration.

                              THE BANK OF NEW YORK

                              By:_________________________________
                                 Authorized Signatory

                                     A-1-3

                             [reverse of security]

     The distribution rate payable on each Asset Trust Preferred Security will be equal to the variable distribution rate per annum of the Debenture, plus 0.07% per annum. Distributions will be payable at such rate on the stated liquidation preference of $1,000 per Asset Trust Preferred Security. Distributions on the Asset Trust Preferred Securities will only be made to the extent that the Trust has funds legally available for the payment of such Distributions. Amounts available to the Trust for distribution to the holders of the Asset Trust Preferred Securities will be limited to payments received by the Trust from the Company on the Debentures or from the Company on the Asset Trust Guarantees. Distributions on the Asset Trust Preferred Securities will be paid only if, as and when declared in the sole discretion of the Trust. The amount of distributions payable for any Distribution Period will be on the basis of the actual number of days elapsed during the related Distribution Period and 360-day year.

     Except as otherwise described herein, distributions on the Asset Trust Preferred Securities will be non-cumulative, and will be payable quarterly, on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 1999, if, as and when declared by the Trust. If the Asset Trust Preferred Securities are in book-entry-only form, distributions will be payable to the Holders of record as they appear on the books and records of the Security Register on the relevant record dates, which will be one Business Day prior to the relevant payment dates. If the Capital Trust or the Capital Property Trustee is the Holder of the Asset Trust Preferred Securities, all distributions of cash shall be made by wire transfer of same day funds to such Holder by 10:00 a.m., New York City time, on the applicable Distribution Payment Date. Distributions payable on any Asset Trust Preferred Securities that are not punctually paid on any Distribution Payment Date will cease to be payable to the Person in whose name such Asset Trust Preferred Securities are registered on the relevant record date, and such distribution will instead be payable to the Person in whose name such Asset Trust Preferred Securities are registered on the special record date or other specified date for payment of such defaulted or accumulated Distribution. If the Asset Trust Preferred Securities are not in book-entry-only form, the relevant record dates shall be the 15th day of the month of the relevant payment dates. In the event that any date on which distributions are payable is not a Business Day, payment of such distribution shall be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     The Asset Trust Preferred Securities shall be redeemable as provided in the Declaration.

                                     A-1-4

                              ___________________

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Asset Trust Preferred Security Certificate to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
       (Insert assignee's social security or tax identification number)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                   (Insert address and zip code of assignee)

and irrevocably appoints
______________________________________________________________________________

________________________________________________________________________________
__________________________________ agent to transfer this Asset Trust Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________________

Signature: ____________________
(Sign exactly as your name appears on the other side of this Asset Trust Preferred Security Certificate)

                                     A-1-5

     Include the following if the Asset Trust Preferred Security bears a Restricted Securities Legend:

     In connection with any transfer of any of the Asset Trust Preferred Securities evidenced by this Certificate, the undersigned confirms that such Asset Trust Preferred Securities are being:

CHECK ONE BOX BELOW

     (1)  [_]  exchanged for the undersigned's own account without transfer; or

     (2) [_] transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) [_] transferred to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act of 1933 that is acquiring the Asset Trust Preferred Securities for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act of 1933; or

     (4) [_] transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (5) [_] transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

     (6)  [_]  transferred pursuant to an effective registration statement.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Asset Trust Preferred Securities evidenced by this Certificate in the name of any Person other than the Holder hereof; provided, however, that if box (3),
                                            --------  -------
(4) or (5) is checked, the Registrar may require, prior to registering any such transfer of the Asset Trust Preferred Securities, such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided,
                                                                     --------
further, that (i) if box (2) is checked, by acceptance of this Certificate, the
-------
transferee shall be deemed to have certified that it is a "qualified institutional buyer" (as defined in Rule 144A) acquiring the Asset Trust Preferred Securities for its own account or for the account of another QIB over which it exercises sole investment discretion and that it is aware that the Holder is relying upon the exemption from registration afforded by Rule 144A in respect of the Holder's transfer of Asset Trust Preferred Securities to it or
(ii) if box (3) is checked, the transferee must also provide to the Registrar a Transferee Letter of Representation in the form attached to the Offering Memorandum of the Allfirst Preferred Capital Trust dated July 9, 1999; provided,
                                                                       --------
further, that after the date that a registration statement has been filed and so
-------
long as such Registration Statement continues to be effective, only then may the Registrar permit transfers for which box (6) has been checked.


                              _________________________________________
                                             Signature

                                     A-1-6

                                                                     EXHIBIT A-2

                     THIS CERTIFICATE IS NOT TRANSFERABLE

CERTIFICATE NO.  ______  NUMBER OF TRUST COMMON SECURITIES:  ______

                CERTIFICATE EVIDENCING TRUST COMMON SECURITIES
                                      OF
                        ALLFIRST PREFERRED ASSET TRUST

                     TRUST COMMON SECURITIES (LIQUIDATION
                   AMOUNT $1,000 PER TRUST COMMON SECURITY)

     Allfirst Preferred Asset Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that First Maryland Bancorp (the "Holder") is the registered owner of common securities of the Trust representing an undivided beneficial ownership interest in the assets of the Trust designated the Floating Rate Non-cumulative Subsidiary Trust Common Securities (liquidation amount $1,000 per Trust Common Security) (the "Trust Common Securities"). The Trust Common Securities are not transferable and any attempted transfer thereof shall be void. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of July 13, 1999 (as the same may be amended from time to time, the "Declaration"), among First Maryland Bancorp, as Sponsor, David M. Cronin and Robert F. Ray, as Trust Administrators, The Bank of New York, as Asset Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee. The Holder is entitled to the benefits of the Asset Trust Guarantee to the extent described therein. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Asset Trust Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, the Trust has executed this certificate this ______ day of _____________, 199_.


                              ALLFIRST PREFERRED ASSET TRUST

                              By:__________________________________
                                 Name:
                                 Title:

                                     A-2-1

                                                                         Annex 1

                              Investment Guidelines
                              ---------------------

    1. On the Closing Date, on behalf of the Asset Trust, the Asset Property Trustee shall invest $5,482,194 of the Initial Proceeds in Treasury securities issued by the Government of the United States having a maturity of no greater than one Business Day prior to the initial Common Distribution Payment Date.

    2. During any Common Distribution Period, any interest or other payments received in respect of the Debentures and the Eligible Debt Securities to the extent not distributed to the Holders of the Asset Trust Preferred Securities for on any Preferred Distribution Payment Date occurring during such Common Distribution Period in accordance with Section 7.2 of the Declaration shall be reinvested by the Asset Property Trustee, on behalf of the Asset Trust, in:

    . Treasury securities issued by the Government of the United States having maturities of no later than one Business Day prior to the Common Distribution Payment Date immediately following such Common Distribution Period;

    . certificates of deposit of an Eligible Institution (which may include The Bank of New York) which are fully insured by the FDIC, in no case having a maturity greater than nine months; or

    .   any combination of the foregoing.

    3. Upon the maturity or redemption of all Eligible Debt Securities prior to any Common Distribution Payment Date and after making any required Distribution to the Asset Trust Common Securities Holder on such Common Distribution Payment Date, the Asset Property Trustee, on behalf of the Asset Trust, shall reinvest all remaining available funds then held in the Asset Property Account in:

    . Treasury securities issued by the Government of the United States having maturities of no later than one Business Day prior to the immediately succeeding Common Distribution Payment Date;

    . certificates of deposit of an Eligible Institution (which may include The Bank of New York) which are fully insured by the FDIC, in no case having a maturity greater than nine months; or

    .   any combination of the foregoing.

    4. In making any such investments in any certificates of deposits in accordance with these guidelines, the Asset Property Trustee shall purchase such certificates of deposits from one or more of the following Eligible Institutions in the priority set forth below:

        The Bank of New York or any successor thereto

        The Chase Manhattan Bank or any successor thereto

        Morgan Guaranty or any successor thereto

        Bank of America or any successor thereto

        First Union or any successor thereto

        Wells Fargo or any successor thereto

    5. In the event the Asset Property Trustee is not able to invest all available funds in Eligible Debt Securities in accordance with clauses 2 through 4 above, the Asset Property Trustee shall deposit such funds in a non-interest-bearing account until the Asset Property Trustee is able to invest such funds in Eligible Debt Securities in accordance with these guidelines.

    6. For purposes of this Annex 1, "Common Distribution Period" means the period from and including any Common Distribution Payment Date to but excluding the Business Day immediately preceding the immediately preceding Common Distribution Payment Dates, or in the case of the initial Common Distribution Period, the period from and including the Closing Date to but excluding the initial Common Distribution Payment Date.

                                       2